Oppenheimer
Real Asset Fund

6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated October 23, 2003, Revised December
            1, 2003

This Statement of Additional Information is not a prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated October 23, 2003.  It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers
C-1
Appendix D: Qualifying Hybrid Instruments...............................D-1
Appendix E: Qualifying Swap Transactions................................E-1

ABOUT The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective and policies of the Fund are discussed in the
Prospectus.  Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its investment objective.
Certain capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

The Fund's Investment Policies.  The Fund intends to invest in a portfolio consisting primarily of commodity-linked derivative investments, including structured notes that are hybrid instruments, options, futures and forward contracts, swaps, and other debt securities such as corporate debt and U.S.
government securities for liquidity and income.  The prices of commodity-linked hybrid investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

      During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

      The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Fund's investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds.

      The Fund intends to spread its investments among instruments linked to at least five broad commodity market sectors under normal market conditions.
The five principal sectors of the Goldman Sachs Commodity Index ("GSCI(R)")
include:(1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4)
industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.

      In selecting investments for the Fund's portfolio, Oppenheimer Real
Asset Management, Inc. (the "Sub-Advisor") evaluates the merits of the investments primarily through the exercise of its own investment analysis.
In the case of hybrid instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that
is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

      The percentage of the Fund's assets linked to particular commodity markets will vary from time to time based on the Sub-Advisor's assessment of the appreciation possibilities of particular markets as well as rates of inflation, interest rates, current spot market prices and other non-economic and political factors that may affect specific markets.  In addition, the
Fund may invest in mortgage-backed securities, collateralized mortgages, obligations, other debt securities, equities, real estate investment trusts, money market instruments, and government securities to maintain liquidity and provide income.

|X|   Investments in Hybrid Instruments.  A primary vehicle for gaining exposure to the commodities markets is through hybrid instruments.  These are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both.  Therefore, these instruments are "commodity-linked." They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics.  Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

o     Qualifying Hybrid Instruments.  The Fund may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity
Exchange Act (the "Act") and the regulations adopted thereunder. See Appendix
D to this Statement of Additional Information.

o     Principal Protection.  Hybrid instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

      With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity or index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity.  This optionality can be added to a hybrid structure, but only for a cost higher than that of a partially protected (or no protection) hybrid instrument.  The Sub-Advisor's decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

      With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value.  Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument.
However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

o     Hybrid Instruments Without Principal Protection.  The Fund may also invest in hybrid instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned.  Some of the hybrid instruments that the Fund may invest in may have no principal protection and the hybrid instrument could lose all of its value.

      With a partially-protected or no-principal-protection hybrid instrument, the Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note.  The Sub-Advisor, at its discretion, may invest in a partially protected principal structured note or a note without principal protection.  In deciding to purchase a note without principal protection, the Sub-Advisor may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Advisor believes are relevant.

o     Limitations on Leverage.   As discussed in the Prospectus, some of the
hybrid instruments in which the Fund invests may involve leverage. To avoid being subject to undue leverage risk, the Fund will seek to limit the amount of economic leverage it has under one hybrid instrument in which it invests and the leverage of the Fund's overall portfolio.  The Fund will not invest in a hybrid instrument if, at the time of purchase:
1.    that instrument's "leverage ratio" exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable; or
2.    the Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase.

      "Leverage ratio" is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor.  In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument.  "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values.

o     Counterparty Risk.  A significant risk of Hybrid Instruments is counterparty risk.  Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer.  With a listed futures or options contract, an investor's counterparty is the exchange clearinghouse.  Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (ratings of AAA or AA  by Standard & Poor's).
Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity.

      However, with a hybrid instrument, the Fund will take on the counterparty credit risk of the issuer.  That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.  Issuers of hybrid instruments are typically large money center banks, broker-dealers, other financial institutions and large corporations.  To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization
("NRSRO").
|X|   Options and Futures. The Fund can buy and sell options, futures and forward contracts for various purposes:
o     to try to manage the risk that the prices of its portfolio securities and instruments may decline,
o     to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments,
o     to attempt to enhance its income or return by purchasing and selling call and put options on commodity futures, commodity indices, financial indices or securities.

             The Fund can buy futures related to:
o     foreign currencies (these are called forward contracts),
o     financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as financial futures),
o     interest rates (these are referred to as interest rate futures), and
o     commodities (these are referred to as commodities futures)

      The Fund may enter into futures contracts or related options for purposes that may be considered speculative. In those cases, the aggregate initial margin for futures contracts and premiums for options (or, in the case of non-qualifying hybrid instruments, the portion of the margin attributable to the options premium) will not exceed 5% of the Fund's net assets. That amount is calculated after taking into account realized profits and unrealized losses on such futures contracts.

|X|   Commodity Futures Contracts.  The Fund can invest a substantial portion of its assets in commodity futures contracts. Some of the special characteristics and risks of these investments are described below.

      Commodity futures contracts are an agreement between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges.  These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market.  Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.  Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time.  These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

      In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants.  The clearinghouse acts as the counterparty to all exchange-traded futures contracts.  That is, the Fund's obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the
Fund's rights under the futures contract.

      When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

o     Price Limits.  The commodity futures exchanges impose on each commodity futures contract a maximum permissible price movement for each trading session.  If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit.  If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

o     Price Volatility.  Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

o     Marking-to-Market Futures Positions.  The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement.  This process of marking-to-market is designed to prevent losses from accumulating in any futures account.  Therefore, if the
Fund's futures positions have declined in value, the Fund may be required to post additional margin to cover this decline.  Alternatively, if the Fund's futures positions have increased in value, this increase will be credited to the Fund's account.

o     Special Risks of Commodity Futures Contracts.

o     Storage Costs.  As in the financial futures markets, there are hedgers and speculators in the commodity futures markets.  However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity.  For instance, a large manufacturer of baked goods that wishes to hedge against a rise in the price of wheat has two choices:
(i) it can purchase the wheat today in the cash market and store the commodity at a cost until it needs the wheat for its manufacturing process, or (ii) it can buy commodity futures contracts.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity.

      These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the
"convenience yield").  To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

o     Reinvestment Risk.  In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the
commodity at delivery tomorrow.   In order to induce speculators to take the
corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price.  Conversely, if the predominate hedgers in the futures market are the
purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

      The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price.  This can have significant implications for the Fund when it is time to reinvest the proceeds from a maturing futures contract into a new futures contract.  If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might reinvest at higher futures prices or choose other related commodity investments

o     Additional Economic Factors.  The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds.  Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, hybrid instruments, commodity options and commodity swaps, than on traditional securities.  These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

o     Leverage.  There is much greater leverage in futures trading than in stocks.  As a registered investment company, the Fund must pay in full for all securities it purchases.  In other words, the Fund is not allowed to purchase securities on margin.  However, the Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract.  That means the Fund is only required to pay up front between 3% to 6% percent of the face value of the futures contract.  Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases.  As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

|X|   Options.  The Fund may purchase and sell call and put options on futures contracts, including commodity futures contracts, commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price.  A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price.  Options may be exchange traded or traded over-the-counter (off the exchange markets) directly with dealers. The
Fund may use options as part of its trading strategy as well as for hedging purposes, as described in "Hedging," below.

o     Over-The-Counter Options.  The Fund may buy and sell over-the-counter options.  Over-the-counter options are not traded on an exchange. They are traded directly with dealers.  To the extent an over-the-counter option is a tailored investment for the Fund, it may be less liquid than an exchange-traded option.  Further, as with other derivative investments, over-the-counter options are subject to counterparty risk.  The Fund will have the credit risk that the seller of an over-the-counter option will not perform its obligations under the option agreement if the Fund exercises the option. To reduce this risk, the Fund intends to transact these trades, to the extent practicable, with issuers that have an investment-grade credit rating.  The Fund may buy
and sell over-the-counter options on commodity indices, individual commodities, commodity futures contracts, securities, financial indices, interest rates, currencies and swaps.

o     Exchange-Traded Options.  The Fund may buy and sell trade listed options on commodity futures contracts. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.  The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges.  Options purchased on futures contracts on foreign exchanges are exposed to the risk of foreign currency fluctuations against the U.S. dollar. The Fund may also buy and sell exchange listed options on securities, commodity indices, financial indices, interest rates and currencies.

o     Options on Swaps.  The Fund may trade options on swap contracts or
"swap options." Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract.  Swap options are not exchange-traded and the Fund will bear the credit risk of the option seller.  Additionally, if the Fund exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement.

|X|   Swaps. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future.
A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

      The Fund may invest in total return swaps to gain exposure to the overall commodity markets.  In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee.  With a "floating" rate, the fee is pegged to a base rate such as the London Interbank Offered Rate ("LIBOR"), and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

o     Counterparty Risk.   Swap contracts are private transactions that are
customized to meet the specific investment requirements of the parties.  The
Fund will be exposed to the performance risk of its counterparty.  If the counterparty is unable to perform its obligations under the swap contract at maturity of the swap or any interim payment date, the Fund may not receive the payments due it under the swap agreement.  To reduce this risk, the Fund will enter in swaps, to the extent possible, with counterparties who have an investment-grade rating from an NRSRO.

o     Contractual Liability.  Swaps are privately negotiated transactions between the Fund and a counterparty.  All of the rights and obligations of the Fund are detailed in the swap contract, which binds the Fund and its counterparty.  Because a swap transaction is a privately-negotiated contract, the Fund remains liable for all obligations under the contract until the swap contract matures or is purchased by the swap counterparty.  Therefore, even if the Fund
were to sell the swap contract to a third party, the Fund would remain primarily liable for the obligations under the swap transaction. The only way for the Fund to eliminate its primary obligations under the swap agreement is to sell the swap contract back to the original counterparty.  Additionally, the Fund must identify liquid assets on its books to the extent of the Fund's obligations to pay the counterparty under the swap agreement.

o     Price Risk.  Total return commodity swaps expose the Fund to the price risk of the underlying commodity, index, futures contract or economic variable.  If the price of the underlying commodity or index increases in value during the term of the swap, the Fund will receive the price appreciation.  However, if the price of the commodity or index declines in value during the term of the swap, the Fund will be required to pay to its counterparty the amount of the price depreciation. The amount of the price depreciation paid by the Fund to its counterparty would be in addition to the financing fee paid by the Fund to the same counterparty.

o     Lack of Liquidity.  Although the swap market is well-developed for primary participants, there is only a limited secondary market.  Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited.  Therefore, if the Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

o     Regulatory Risk.  Qualifying swap transactions are excluded from regulation under the Act and the regulations adopted thereunder. See Appendix
E to this Statement of Additional Information. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the
Securities and Exchange Commission (the "SEC").  Consequently, swap contracts are not regulated by either the Commodities Futures Trading Commission
("CFTC") or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws.

      To reduce this risk, the Sub-Advisor will only enter into swap agreements with counterparties who use standard International Swap and
Dealers Association, Inc. ("ISDA") contract documentation.  ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms, and counterparty obligations.

      ISDA documentation also includes a "master netting agreement" which provides that all swaps transacted between the Fund and a counterparty under the master agreement shall be regarded as parts of an integral agreement.
If, on any date, amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the remaining swaps with that party.  Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Other Debt Securities.  Additional information is provided below about the types of debt and fixed income securities the Fund may invest in, primarily for liquidity purposes.
o     U.S. Treasury Obligations.  These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued).  U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by rating organizations.

o     Treasury Inflation-Protection Securities. The Fund can buy these U.S.
Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Zero-Coupon U.S. Government Securities. Some of the U.S. government securities the Fund can buy may be zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero-coupon bonds even though cash is not actually received by the Fund.
The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

o     Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private-issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected duration. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
                  Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
                  Administration or guaranteed by the Department of Veterans'
                  Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

o     U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government entities or instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage Association
("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development.  GNMA's
principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal
Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration

            The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the
Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received
by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuer, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates.  FHLMC,
a corporate instrumentality of the United States, issues FHLMC certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates.
            Fannie Mae, a federally-chartered and privately-owned
corporation, issues Fannie Mae certificates which are backed by a pool of mortgage loans.  Fannie Mae guarantees to each registered holder of a Fannie
Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

o     Commercial (Privately-Issued) Mortgage-Related Securities. The Fund may
invest in commercial mortgage-related securities issued by private entities.
Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.
o     "Stripped" Mortgage-related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

o     Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

o     Commercial Paper.  The Fund may invest in commercial paper, including the following:
o     Variable Amount Master Demand Notes.  Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower.  They permit daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for
these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.
Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Investments in master demand notes that are deemed illiquid are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

o     Floating Rate and Variable Rate Obligations.  Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Sub-Advisor may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

o     Asset-Backed Securities.  Asset-backed securities are typically based on account receivables or consumer loans.  The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above, for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

o     Zero-Coupon Securities of Private-Issuers.  The Fund may also invest in zero-coupon securities issued by private-issuers such as domestic or foreign corporations. These securities have the same interest rate risks as described above for zero-coupon U.S. Treasury securities. An additional risk of private-issuer zero-coupon securities is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

o     Bank Obligations and Instruments Secured By Them.  The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances. They must be (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion.  The Fund may also invest in instruments secured by such obligations (for example, debt that is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to early withdrawal penalties.  However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments.

      Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods.  They are deemed
"accepted" when a bank guarantees their payment at maturity.

o     Other Board-Approved Instruments.  The Fund may invest in other debt instruments (including new instruments that may be developed in the future)
that the Fund's Board of Trustees determines are consistent with the Fund's investment objective and investment policies.

o     High-Yield Securities.  The Fund may invest up to 10% of its total assets in high-risk, high-yield, lower-grade debt securities (commonly called
"junk bonds"), whether they are rated or unrated. While the Fund may invest in lower-grade debt securities, it is not currently contemplated that the
Fund will do so to a significant extent. The Sub-Advisor will not rely solely on the ratings assigned by rating services, and the Fund may invest in unrated securities which offer, in the opinion of the Sub-Advisor, comparable yields and risks as those rated securities in which the Fund may invest.

      High-yield securities are rated "BB" or below by Standard & Poor's
Corporation or "Ba" or below by Moody's Investors Service, Inc., or have a similar credit risk rating by another rating organization. If they are unrated, the Sub-Advisor will assign a rating to them that the Sub-Advisor believes is of comparable quality to rated securities.  High-yield securities are considered more risky than investment-grade bonds because there is greater uncertainty regarding the economic viability of the issuer.  The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P.

o     Special Risks of High-Yield Securities. Risks of high-yield securities may include:
(1)   limited liquidity and secondary market support,
(2)   substantial market price volatility resulting from changes in prevailing interest rates,
(3)   subordination to the prior claims of banks and other senior lenders,
(4)   the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds only in lower yielding portfolio securities,
(5)   the possibility that earnings of the issuer may be insufficient to meet its debt service, and
(6)   the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

      As a result of the limited liquidity of high-yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell.  A decline is also likely in the high-yield bond market during an economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Other Investment Techniques and Strategies

|X|   Foreign Securities.  The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S.
corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt securities identified above.  Foreign securities are subject, however, to additional risks not associated with domestic securities, as discussed below.  These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.

o     Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
               U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social
               instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective. The Fund currently does not anticipate that a significant percentage of its assets will be invested in securities of issuers in emerging market countries.

|X|   Investment-Grade Bonds.  The Fund may invest in investment-grade debt obligations rated in the four highest investment categories by Standard &
Poor's Corporation, Moody's Investors Service, Inc., or by another NRSRO. If they are unrated, they will be assigned a rating by the Sub-Advisor to be considered of similar quality to obligations that are rated investment grade.  These investments may include:

o     Corporate Bonds.  The Fund may invest in debt securities issued by domestic corporations.

o     Foreign Bonds.  The Fund may invest in bonds and other debt securities denominated in currencies other than the U.S. dollar.  Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets.  Investment in foreign debt securities that are denominated in foreign currencies involve certain additional risks, which are described above, in "Foreign Securities."

|X|   Convertible Securities. The Fund may invest in convertible securities, however the Fund currently does not anticipate that a significant percentage of its assets will be invested in such securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities. Convertible securities are subject to the credit risks and interest rate risks described above.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will
behave more like a debt security and the security's price will likely increase when interest rates
fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security.
In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
         (considering the effect of conversion of the convertible
         securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
         appreciation in the price of the issuer's common stock.

|X|   Participation Interests.  Participation interests are interests in loans made to U.S. or foreign companies or to foreign governments.  These interests are typically acquired from banks or brokers that have made the loan or are members of the lending syndicate.  No more than 5% of the Fund's net assets may be invested in participation interests of the same borrower.

      The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal.  Borrowers may have difficulty making payments.  If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Certain participation interests may be illiquid and are subject to the Fund's limitations on investments in illiquid securities.  The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness.  Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks.

      Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the
Fund's participation interest bears to the total principal amount of the loan.  The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

|X|   When-Issued and Delayed-Delivery Transactions.  The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager
before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into.  When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

|X|   Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so
o     for liquidity purposes to meet anticipated repurchases of Fund shares,
            or
o     pending the investment of the proceeds from sales of Fund shares, or
o     pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

o     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date.
The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

      These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

|X|   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Sub-Advisor determines the liquidity of certain of the Fund's investments. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the
Fund may have to cause those securities to be registered.  The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly.  When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them.  The
Fund would bear the risks of any downward price fluctuation during that period.  The Fund expects to acquire hybrid instruments having regulatory or contractual restrictions on their resale, which might limit the
Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus.  Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule
144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

|X|   Borrowing. From time to time, the Fund may borrow from banks or affiliated investment companies. Such borrowing may be used to fund shareholder redemptions or for other purposes. Under the requirements of the
Investment Company Act, the Fund may borrow only to the extent that the value of that Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. It might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case. The Fund will pay interest on its borrowings. Borrowing may subject the
Fund to greater risks and costs than funds that do not borrow.  These risks may include the possible reduction of income and increased fluctuation in the
Fund's net asset value per share.

|X|   Loans of Portfolio Securities.  To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund must receive collateral for a loan. The Fund presently does not intend to lend its portfolio securities, but if it does, these loans are limited to not more than one-third of the Fund's net assets and are subject to other conditions described below.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.
Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower.  The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The
terms of the Fund's loans must meet applicable tests under the Internal
Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

|X|   Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the SEC, the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  The interfund lending arrangement is consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards have been implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
               rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
               10% of its total assets, then the Fund must secure each
               additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards have been implemented.
Examples of these safeguards include the following:
o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

|X|   Hedging.  As described in the Prospectus, the Fund can use hedging instruments.
      To attempt to protect against declines in the market value of the
Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Sub-Advisor does not expect to engage extensively in that practice.

      The Fund may use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund will normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may:
o     buy puts on that foreign currency and on foreign currency futures,
o     write calls on that currency or on such futures contracts, or
o     enter into forward contracts at a higher or lower rate than the spot
         ("cash") rate.

      The particular hedging instruments the Fund can use are described below.  The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures.   The Fund may buy and sell interest rate futures contracts, commodities, futures contracts, financial futures, and forward contracts.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
      The Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures may be based upon commodities  within five main commodity groups:
(1)   energy,  which  includes  crude oil,  natural gas,  gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture,  which includes  wheat,  corn,  soybeans,  cotton,  coffee, sugar and cocoa;
(4)   industrial metals,  which includes aluminum,  copper,  lead, nickel, tin and zinc; and
(5)   precious  metals,  which  includes gold,  platinum and silver.  The Fund may  purchase  and sell  commodity  futures  contracts,  options on futures  contracts  and options and  futures on  commodity  indices
           with  respect  to  these  five  main   commodity   groups  and  the
           individual  commodities  within each group,  as well as other types of commodities.

      The Fund does not pay or receive money on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by
the futures broker daily.   Alternatively, the Fund may maintain accounts
with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment Company Act.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. While the terms of interest rate futures contracts call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. Financial futures contracts are similar to interest rate futures, but settlement is made in cash.

o     Forward Contracts.  Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed-upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the
prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund may desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund may enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund may also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the
Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Sub-Advisor may decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign
currency the Fund is obligated to deliver, the Fund may have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund may have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner may reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the
Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the
Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Comparison of Commodity Futures and Forward Contracts.  Futures
contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today. However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

      For example, if the Fund were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three months'
time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one months' time.  At expiration of both forward contracts, the
Fund would be required to buy the gold at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Fund has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

      Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

o     Put and Call Options.  The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on swaps and the other types of futures described above.

o     Writing Covered Call Options.  The Fund may write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.  There is no limit on the amount of assets that may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does
not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a  "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may realize a profit if a call it has written expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  Because of the Fund's fundamental policies prohibiting the purchase of call options, the Fund cannot effect closing purchase transactions to terminate calls it has written.

      The Fund may write call options on financial and commodity indices.
When writing a call on a index, the Fund receives a premium and agrees to pay to the call buyer a cash amount equal to the appreciation of the index in excess of the option strike price over the call period.  If the index declines in value the Fund has no payment obligation and retains the option premium.  When writing a call option on an index, the Fund will segregate liquid assets equal to the settlement value of the option.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.
      The Fund may buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

o     Buying and Selling Options on Foreign Currencies.  The Fund can buy and
sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund would use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction adverse to the
Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund may write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline may be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging"
strategy.  In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

o     Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract.  The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.  Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

o     Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might
cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund could experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the
Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market may decline.  If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         o  Regulatory Aspects of Hedging Instruments.  The Commodities
Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses)
recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other
         receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X|   Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the fiscal year, its portfolio turnover rate would be 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal
Revenue Code.

|X|   Temporary Defensive and Interim Investments.  When market conditions are unstable,  the Fund can invest in a variety of debt  securities  for defensive purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash  needs due to the  redemption  of Fund  shares,  or to hold while
waiting  to  reinvest  cash   received  from  the  sale  of  other   portfolio
securities. The Fund can buy:
o     high-quality (rated in the top two rating categories of
            nationally-recognized rating organizations or deemed by the
            Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
o     commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top two rating categories of a nationally-recognized rating organization,
o     debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to be of a quality comparable to rated securities in those categories,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Other Investment Restrictions

What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does  the Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

o     The Fund will not purchase the securities, hybrid instruments and other instruments of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.
However, the Fund will
invest 25% or more of its total assets in securities, hybrid instruments and other instruments, including futures and forward contracts, related options and swaps, linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals industries.  The individual components of an index will be considered as separate industries for this purpose.

o     The Fund will not issue any senior security. However, the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the
Investment Company Act and applicable regulations, interpretations of the
Investment Company Act or an exemptive order. The Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of hybrid instruments, futures contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, the Fund may borrow money as authorized by the Investment Company Act.

o     The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling hybrid instruments, options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.

o     The Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. The Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.

o     The Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling securities held in its own portfolio.

o     The Fund cannot make loans except (a) through lending of securities,
(b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; 1 or

o     The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.2

      The percentage restrictions described above and in the Fund's
Prospectus (other than the percentage limitations that apply on an on-going basis and except in the case of borrowing and investments in illiquid securities) apply only at the time of investment and require no action by the
Fund as a result of subsequent changes in relative values.

      For purposes of the Fund's policy not to concentrate its assets as described in the Fund's Prospectus, the Fund has adopted the corporate industry classifications set forth in Appendix B to this Statement of
Additional Information.  This is not a fundamental policy.

Non-Diversification of the Fund's Investments.  The Fund is "non-diversified,"
as defined in the  Investment  Company Act.  Funds that are  diversified  have restrictions  against  investing too much of their assets in the securities of any one  "issuer."  That means that the Fund can invest  more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers.  However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5%
of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

How the Fund Is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1996.
      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.
Only retirement plans may
purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.
Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review Committee.
The Audit Committee is comprised solely of Independent Trustees. The members of the Audit Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen and Robert J. Malone. The Audit Committee held six meetings during the fiscal year ended August 31, 2003. The Audit Committee furnishes the Board with recommendations regarding the selection of the
Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls;  (iii) review reports from the Manager's Internal
Audit Department; (iv) maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (v)
exercise all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any permitted non-audit service, including tax service, for the Fund and the Manager and certain affiliates of the Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The
Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Richard Grabish, Sam Freedman, Beverly Hamilton and F.
William Marshall, Jr. The Review Committee held six meetings during the fiscal year ended August 31, 2003. Among other functions, the Review
Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the
Fund by the transfer agent.  The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Grabish,
each of the Trustees are "Independent Trustees" under the Investment Company
Act. Mr. Murphy is an "Interested Trustee," because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a
Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director. Mr. Grabish is an "Interested Trustee" because he is affiliated with Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager), by virtue of his positions with A.G. Edwards & Sons, Inc. and its affiliates (as described in his biography below), which is a partial owner of the Manager's parent company

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following
Oppenheimer funds (except for Ms. Hamilton and Messrs. Grabish and Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund) (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate

Oppenheimer Capital Income Fund            Fund

Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt

Oppenheimer Main Street Funds, Inc.        Trust

Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt

Oppenheimer Municipal Fund                 Trust

Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is waived for that group because of the  economies of sales  efforts  realized by the Distributor.

      Messrs. Baum, Murphy, Manioudakis, Molleur, Vottiero, Wixted and Zack,
and Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II Funds as with the Fund. As of September 30, 2003 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager, Distributor or
Sub-Advisor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager,
Distributor or Sub-Advisor.

Affiliated Transactions and Material Business Relationships. In 2001, Mr.
Swain surrendered for cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr.
Freedman on October 23, 2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

     The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,  Age,       Principal   Occupation(s)  During  Past  5   Dollar     Aggregate
                                                                           Dollar
                                                                          Range of
                                                                           Shares
                                                                         Beneficially
                                                                          Owned in
                                                              Range of   any of the
                                                               Shares    Oppenheimer
Position(s) Held  Years /  Other  Trusteeships/Directorships Beneficially   Funds
with Fund and     Held by Trustee / Number of  Portfolios in  Owned in    Overseen
Length of Service Fund Complex Currently Overseen by Trustee  the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,   Formerly,  Chief Executive  Officer (until    None     Over
Chairman and      August  27,  2002) of the  Board II Funds,
Trustee, since    Vice Chairman  (until  January 2, 2002) of
1997              the Manager and  President  and a director
Age: 69           (until   1997)   of    Centennial    Asset
                  Management   Corporation  (a  wholly-owned
                  investment   advisory  subsidiary  of  the

                  Manager).  Oversees 38  portfolios  in the             $100,000
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William        L. Chairman   of   the   following    private
Armstrong,        mortgage banking  companies:  Cherry Creek
Trustee     since Mortgage Company (since 1991),  Centennial
1999              State Mortgage  Company (since 1994),  The
Age: 66           El Paso  Mortgage  Company  (since  1993),
                  Transland Financial Services,  Inc. (since
                  1997);  Chairman of the following  private
                  companies:    Great   Frontier   Insurance
                  (insurance     agency)    (since    1995),
                  Ambassador Media  Corporation and Broadway
                  Ventures  (since 1984);  a director of the
                  following  public  companies:  Helmerich &
                  Payne,      Inc.      (oil     and     gas
                  drilling/production  company) (since 1992)

                  and  UNUMProvident   (insurance   company)             $50,001-
                  (since  1991).  Mr.  Armstrong  is  also a    None     $100,000
                  Director/Trustee  of  Campus  Crusade  for
                  Christ   and   the   Bradley   Foundation.
                  Formerly  a  director  of  the  following:
                  Storage    Technology    Corporation    (a
                  publicly-held  computer equipment company)
                  (1991-February  2003),  and  International
                  Family Entertainment  (television channel)
                  (1992-1997),  Frontier  Real Estate,  Inc.
                  (residential    real   estate   brokerage)
                  (1994-1999),  and  Frontier  Title  (title
                  insurance  agency)   (1995-June  1999);  a
                  U.S. Senator (January  1979-January 1991).
                  Oversees    38     portfolios    in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,   Formerly,  Director and  President of A.G.
Trustee     since Edwards Capital,  Inc. (General Partner of
1997              private  equity  funds)  (until   February
Age: 72           2001);   Chairman,   President  and  Chief
                  Executive    Officer   of   A.G.   Edwards
                  Capital,  Inc.  (until March  2000);  Vice
                  Chairman  and  Director  of A.G.  Edwards,
                  Inc. and Vice  Chairman of A.G.  Edwards &
                  Sons,   Inc.   (its   brokerage    company    None     Over

                  subsidiary)  (until March 1999);  Chairman             $100,000
                  of A.G.  Edwards  Trust Company and A.G.E.
                  Asset  Management   (investment   advisor)
                  (until March 1999);  and a Director (until
                  March  2000)  of A.G.  Edwards  & Sons and
                  A.G.  Edwards Trust  Company.  Oversees 38
                  portfolios    in   the    OppenheimerFunds
                  complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,  Formerly  (until April 1999):  Senior Vice
Trustee     since President   (from   September   1987)  and
1998              Treasurer   (from   March   1985)  of  the
Age: 67           Manager;  Vice President  (from June 1983)
                  and   Treasurer   (since  March  1985)  of
                  OppenheimerFunds   Distributor,   Inc.  (a
                  subsidiary  of the  Manager);  Senior Vice
                  President     (since    February    1992),
                  Treasurer   (since  July  1991)  Assistant
                  Secretary and a director  (since  December
                  1991)  of  Centennial   Asset   Management
                  Corporation;    Vice   President    (since
                  October 1989) and  Treasurer  (since April
                  1986)  of  HarbourView   Asset  Management
                  Corporation   (an   investment    advisory
                  subsidiary  of  the  Manager);  President,
                  Treasurer    and    a    director    (June
                  1989-January  1990) of Centennial  Capital
                  Corporation   (an   investment    advisory
                  subsidiary   of   the    Manager);    Vice
                  President  and  Treasurer   (since  August
                  1978) and Secretary  (since April 1981) of
                  Shareholder  Services,  Inc.  (a  transfer

                  agent  subsidiary  of the  Manager);  Vice $10,001-$50,000Over
                  President,  Treasurer and Secretary (since              $100,000
                  November  1989) of  Shareholder  Financial
                  Services,    Inc.   (a   transfer    agent
                  subsidiary  of  the  Manager);   Assistant
                  Treasurer    (since    March    1998)   of
                  Oppenheimer    Acquisition    Corp.   (the
                  Manager's parent  corporation);  Treasurer
                  (since   November   1989)  of  Oppenheimer
                  Partnership  Holdings,   Inc.  (a  holding
                  company  subsidiary of the Manager);  Vice
                  President and Treasurer  (since July 1996)
                  of  Oppenheimer  Real  Asset   Management,
                  Inc. (an  investment  advisory  subsidiary
                  of the Manager);  Chief Executive  Officer
                  and   director   (since   March  1996)  of
                  MultiSource     Services,      Inc.     (a
                  broker-dealer  subsidiary of the Manager);
                  Treasurer    (since   October   1997)   of
                  OppenheimerFunds  International  Ltd.  and
                  OppenheimerFunds    plc   (offshore   fund
                  management  subsidiaries  of the Manager).
                  Oversees    38     portfolios    in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward         L. A  member  of  The  Life  Guard  of  Mount
Cameron,          Vernon,  George  Washington's  home (since
Trustee     since June  2000).  Formerly  (March  2001 - May
1999              2002)  Director of Genetic  ID,  Inc.  and
Age: 65           its   subsidiaries   (a   privately   held
                  biotech    company);    a   partner   with

                  PricewaterhouseCoopers      LLP      (from    None     $50,001-
                  1974-1999)   (an   accounting   firm)  and             $100,000
                  Chairman    (from    1994-1998),     Price
                  Waterhouse    LLP    Global     Investment
                  Management    Industry   Services   Group.
                  Oversees    38     portfolios    in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,    Chairman  and  Director  (since  1998)  of
Trustee     since Rocky    Mountain   Elk    Foundation   (a
1997              not-for-profit    foundation);    and    a
Age: 61           director  (since  October  1999)  of  P.R.
                  Pharmaceuticals    (a    privately    held
                  company) and  UNUMProvident  (an insurance
                  company)  (since June 1,  2002).  Formerly
                  Chairman  and a  director  (until  October
                  1996) and  President  and Chief  Executive    None     Over

                  Officer   (until   October  1995)  of  the             $100,000
                  Manager;    President,   Chief   Executive
                  Officer  and  a  director  of  Oppenheimer
                  Acquisition Corp.,  Shareholders  Services
                  Inc. and Shareholder  Financial  Services,
                  Inc.  (until  October  1995).  Oversees 38
                  portfolios    in   the    OppenheimerFunds
                  complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,     Director of Colorado  Uplift (a non-profit
Trustee     since charity) (since September 1984).  Formerly
1997              (until  October  1994) Mr.  Freedman  held
Age: 63           several   positions   in   subsidiary   or    None     Over
                  affiliated   companies   of  the  Manager.             $100,000

                  Oversees    38     portfolios    in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.        Trustee   (since   1996)   of   MassMutual    None     $10,001-$50,000
Hamilton,         Institutional  Funds  and  of  MML  Series
Trustee since     Investment   Fund   (open-end   investment
2002              companies);   Director  of  MML   Services
Age: 57           (since  April  1987)  and  America   Funds

                  Emerging   Markets   Growth   Fund  (since
                  October   1991)   (both   are   investment
                  companies),  The  California  Endowment (a
                  philanthropy  organization)  (since  April
                  2002), and Community  Hospital of Monterey
                  Peninsula,   (since   February   2002);  a
                  trustee (since  February 2000) of Monterey
                  International   Studies  (an   educational
                  organization),  and an advisor to Unilever
                  (Holland)'s  pension  fund  and to  Credit
                  Suisse  First   Boston's   Sprout  venture
                  capital  unit.  Mrs.  Hamilton  also  is a
                  member  of the  investment  committees  of
                  the    Rockefeller     Foundation,     the
                  University   of  Michigan   and   Hartford
                  Hospital.  Formerly,  President  (February
                  1991-April     2000)    ARCO    Investment
                  Management     Company.     Oversees    39
                  portfolios    in   the    OppenheimerFunds
                  complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert J.         Chairman  and CEO  (since  2003) of Steele    None        Over
Malone,           Street  State Bank (a  commercial  banking
Trustee since     entity);  Director  (since  2001) of Jones
2002              Knowledge,    Inc.   (a   privately   held
Age: 59           company),  U.S. Exploration,  Inc., (since

                  1997),   Colorado   UpLIFT  (a  non-profit
                  organization)  (since  1986) and a trustee
                  of   the   Gallagher   Family   Foundation
                  (non-profit  organization)  (since  2000).
                  Formerly,   Chairman   of  U.S.   Bank  (a
                  subsidiary  of U.S.  Bancorp and  formerly
                  Colorado  National Bank,) (July 1996-April
                  1,  1999)  and a  director  of  Commercial              $100,000
                  Assets,   Inc.   (a   REIT)   (1993-2000).

                  Oversees    37     portfolios    in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F.        William Trustee   (since   1996)   of   MassMutual    None        Over
Marshall,    Jr., Institutional  Funds  and  of  MML  Series
Trustee     since Investment   Fund   (open-end   investment
2000              companies);    Trustee    (since    1987),
Age: 61           Chairman  of the  Board  (since  2003) and
                  Chairman  of  the   investment   committee
                  (since  1994) for the  Worcester  Polytech
                  Institute;  President and Treasurer (since
                  January  1999) of the SIS Fund (a  private
                  not for profit charitable  fund);  Trustee
                  (since  1995) of the  Springfield  Library
                  and  Museum  Association;  Trustee  (since
                  1996) of the  Community  Music  School  of
                  Springfield.   Formerly,   member  of  the
                  investment   committee  of  the  Community
                  Foundation of Western  Massachusetts (1998
                  -  2003);   Chairman  (January   1999-July
                  1999)  of  SIS  &  Family   Bank,   F.S.B.
                  (formerly  SIS  Bank);  President,   Chief
                  Executive   Officer  and   Director   (May
                  1993-December 1998) of SIS Bankcorp,  Inc.              $100,000
                  and   SIS   Bank   (formerly   Springfield
                  Institution  for  Savings)  and  Executive
                  Vice President  (January  1999-July  1999)
                  of Peoples Heritage  Financial Group, Inc.
                  Oversees    40     portfolios    in    the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The  address of Mr.  Grabish in the chart  below is 6803 S.  Tucson Way,
 Centennial,  CO 80112.  Mr. Grabish serves for an indefinite  term, until his resignation, retirement, death or removal.

 ---------------------------------------------------------------------------------

                                Interested Trustee

 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------

 Name,             Principal Occupation(s) During Past 5  Dollar      Aggregate
                                                                    Dollar Range
                                                                      Of Shares
                                                                    Beneficially
                                                                      Owned in
                                                                     Any of the
                   Years;                                 Range of  Oppenheimer/
 Position(s) Held  Other Trusteeships/Directorships Held  Shares     Centennial
 with Fund,        by Trustee;                            Beneficial    Funds
 Length of         Number of Portfolios in Fund Complex   Owned in   Overseen by
 Service, Age      Currently Overseen by Trustee          the Trust    Trustee

 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------

                                                          As of December 31, 2002

 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------

 Richard F.        Senior   Vice   President,   Assistant
 Grabish,          Director   of  Sales   and   Marketing    $0     Over $100,000
 Trustee since     (since  March  1997),  and  Manager of
 2003              Private  Client  Services  (since June
 Age: 55           1985) for A.G.  Edwards  & Sons,  Inc.
                   (broker/dealer  and investment  firm).
                   Chairman and Chief  Executive  Officer
                   (since  March  2001)  of A.G.  Edwards
                   Trust Company;  Director  (since March
                   1988)  of A.G.  Edwards  & Sons,  Inc.
                   Formerly  (until March 1987) President
                   and  Vice  Chairman  of  A.G.  Edwards
                   Trust Company.  Oversees 37 portfolios
                   in the OppenheimerFunds complex.

 ---------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,  Age,        Principal  Occupation(s)  During  Past  5 Dollar      Aggregate
                                                                           Dollar
                                                                          Range of
                                                                        y  Shares
                                                             Range of   Beneficially
                   Years / Other  Trusteeships/Directorships Shares       Owned in
Position(s) Held   Held by  Trustee / Number  of  Portfolios Beneficiall any of the
with Fund and      in Fund  Complex  Currently  Overseen  by Owned in   Oppenheimer
Length of Service  Trustee                                    the Fund     Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,  Chief  Executive  Officer  and    None        Over
President and      director  (since June 2001) and President
Trustee,           (since  September  2000) of the  Manager;
Trustee since      President  and a  director  or trustee of
October 2001       other Oppenheimer funds;  President and a
Age: 54            director    (since    July    2001)    of
                   Oppenheimer   Acquisition  Corp.  and  of
                   Oppenheimer  Partnership Holdings,  Inc.;
                   a  director   (since  November  2001)  of
                   OppenheimerFunds    Distributor,    Inc.;
                   Chairman  and  a  director   (since  July
                   2001) of Shareholder  Services,  Inc. and
                   of Shareholder Financial Services,  Inc.;
                   President  and  a  director  (since  July
                   2001) of OppenheimerFunds  Legacy Program
                   (a charitable  trust program  established
                   by  the  Manager);   a  director  of  the
                   following       investment       advisory
                   subsidiaries of  OppenheimerFunds,  Inc.:
                   OFI Institutional Asset Management,  Inc.
                   and    Centennial     Asset    Management
                   Corporation    (since   November   2001),
                   HarbourView Asset Management  Corporation
                   and OFI Private Investments,  Inc. (since
                   July 2001);  President (since November 1,
                   2001) and a  director  (since  July 2001)
                   of  Oppenheimer  Real  Asset  Management,
                   Inc.; a director  (since  November  2001)
                   of Trinity  Investment  Management  Corp.
                   and Tremont  Advisers,  Inc.  (investment
                   advisory   affiliates  of  the  Manager);
                   Executive Vice President  (since February
                   1997)  of   Massachusetts   Mutual   Life
                   Insurance  Company (the Manager's  parent
                   company);  a director  (since  June 1995)
                   of   DLB   Acquisition   Corporation   (a
                   holding   company  that  owns  shares  of
                   David  L.   Babson  &   Company,   Inc.);
                   formerly,    Chief   Operating    Officer
                   (September   2000-June   2001)   of   the
                   Manager;  President and trustee (November
                   1999-November   2001)   of   MML   Series

                   Investment     Fund    and     MassMutual              $100,000
                   Institutional Funds (open-end  investment
                   companies);    a   director    (September
                   1999-August  2000) of C.M. Life Insurance
                   Company;   President,   Chief   Executive
                   Officer    and    director     (September
                   1999-August  2000) of MML Bay State  Life
                   Insurance   Company;   a  director  (June
                   1989-June  1998) of Emerald  Isle Bancorp
                   and    Hibernia     Savings    Bank    (a
                   wholly-owned  subsidiary  of Emerald Isle
                   Bancorp).   Oversees  72   portfolios  as
                   Trustee/Officer   and  10  portfolios  as
                   Officer in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

     The address of the Officers in the chart below is as follows: Messrs.
Baum, Manioudakis, Molleur and Zack and Ms. Feld is Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008,
Messrs. Vottiero and Wixted and Mses. Bechtolt and Ives is 6803 S. Tucson
Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Age, Position(s) Held with  Principal Occupation(s) During Past 5 Years
Fund and Length of Service
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kevin Baum,                       Portfolio Manager of the Fund (since May 1999);
Vice President (since 2001) and   he has served as the Fund's principal trader
Portfolio Manager (since 1999),   since its inception in March 1997; an officer of
Age: 32                           1 portfolio in the OppenheimerFunds complex;
                                  formerly he was a trading and securities analyst
                                  for the Manager (May 1993-February 1997).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Angelo Manioudakis,               Senior Vice President of the Manager (since April
Vice President and Portfolio      2002); an officer of 12 portfolios in the
Manager,                          OppenheimerFunds complex; formerly Executive
(since 2002)                      Director and portfolio manager for Miller,
Age: 36                           Anderson & Sherrerd, a division of Morgan Stanley
                                  Investment Management (August 1993-April 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,                  Senior Vice  President and Treasurer  (since March
Treasurer since 1999              1999)  of  the  Manager;  Treasurer  (since  March
Age: 44                           1999)    of    HarbourView     Asset    Management

                                  Corporation,     Shareholder    Services,    Inc.,
                                  Oppenheimer  Real  Asset  Management  Corporation,
                                  Shareholder Financial Services,  Inc., Oppenheimer
                                  Partnership    Holdings,    Inc.,    OFI   Private
                                  Investments,     Inc.    (since    March    2000),
                                  OppenheimerFunds     International     Ltd.    and
                                  OppenheimerFunds  plc  (offshore  fund  management
                                  subsidiaries  of the Manager) (since May 2000) and
                                  OFI Institutional  Asset  Management,  Inc. (since
                                  November  2000);  Treasurer  and  Chief  Financial
                                  Officer  (since  May  2000) of  Oppenheimer  Trust
                                  Company  (a  trust   company   subsidiary  of  the
                                  Manager);  Assistant  Treasurer (since March 1999)
                                  of    Oppenheimer     Acquisition     Corp.    and
                                  OppenheimerFunds   Legacy   Program  (since  April
                                  2000);  formerly  Principal  and  Chief  Operating
                                  Officer  (March  1995-March  1999),  Bankers Trust
                                  Company-Mutual Fund Services Division.  An officer
                                  of 82 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,                  Assistant Vice President of the Manager  (since
Assistant Treasurer since 2002    September 1998); formerly Manager/Fund Accounting
Age: 40                           (September 1994-September 1998) of the Manager.

                                  An officer of 82 portfolios in the
                                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,                  Vice  President/Fund  Accounting  of  the  Manager
Assistant Treasurer since 2002    (since     March     2002);      formerly     Vice
Age: 40                           President/Corporate   Accounting  of  the  Manager

                                  (July  1999-March  2002)  prior  to  which  he was
                                  Chief  Financial  Officer at  Sovlink  Corporation
                                  (April   1996-June   1999).   An   officer  of  82
                                  portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,                   Senior  Vice   President   (since  May  1985)  and
Vice President & Secretary since  General  Counsel  (since  February  2002)  of  the
2001                              Manager;  General  Counsel  and a director  (since
Age: 55                           November  2001) of  OppenheimerFunds  Distributor,

                                  Inc.;  Senior Vice  President and General  Counsel
                                  (since   November  2001)  of   HarbourView   Asset
                                  Management  Corporation;   Vice  President  and  a
                                  director  (since  November  2000)  of  Oppenheimer
                                  Partnership    Holdings,    Inc.;    Senior   Vice
                                  President,  General  Counsel and a director (since
                                  November  2001)  of  Shareholder  Services,  Inc.,
                                  Shareholder Financial Services,  Inc., OFI Private
                                  Investments,  Inc.,  Oppenheimer Trust Company and
                                  OFI Institutional Asset Management,  Inc.; General
                                  Counsel (since November 2001) of Centennial  Asset
                                  Management   Corporation;    a   director   (since
                                  November   2001)   of   Oppenheimer   Real   Asset
                                  Management,   Inc.;   Assistant  Secretary  and  a
                                  director      (since     November     2001)     of
                                  OppenheimerFunds    International    Ltd.;    Vice
                                  President     (since     November     2001)     of
                                  OppenheimerFunds Legacy Program;  Secretary (since
                                  November 2001) of Oppenheimer  Acquisition  Corp.;
                                  formerly   Acting   General   Counsel    (November
                                  2001-February  2002) and Associate General Counsel
                                  (May 1981-October 2001) of the Manager;  Assistant
                                  Secretary  of  Shareholder  Services,   Inc.  (May
                                  1985-November   2001),    Shareholder    Financial
                                  Services,   Inc.  (November  1989-November  2001);
                                  OppenheimerFunds     International     Ltd.    And
                                  OppenheimerFunds   plc   (October    1997-November
                                  2001).   An  officer  of  82   portfolios  in  the
                                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,                Vice  President  and Senior  Counsel  (since  July
Assistant Secretary since 2001    1999) of the Manager;  Vice President  (since June
Age: 45                           1990)  of  OppenheimerFunds   Distributor,   Inc.;

                                  Director,  Vice President and Assistant  Secretary
                                  (since June 1999) of Centennial  Asset  Management
                                  Corporation;   Vice  President   (since  1997)  of
                                  Oppenheimer Real Asset Management,  Inc.; formerly
                                  Vice  President  and  Associate   Counsel  of  the
                                  Manager (June  1990-July  1999).  An officer of 82
                                  portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,                 Vice  President   (since  June  1998)  and  Senior
Assistant Secretary since 2001    Counsel (since October 2003) of the Manager;  Vice
Age: 37                           President   (since   1999)   of   OppenheimerFunds

                                  Distributor,  Inc.;  Vice  President and Assistant
                                  Secretary  (since 1999) of  Shareholder  Services,
                                  Inc.;  Assistant  Secretary  (since December 2001)
                                  of    OppenheimerFunds    Legacy    Program    and
                                  Shareholder Financial Services,  Inc.; formerly an
                                  Assistant Counsel (August  1994-October  2003) and
                                  Assistant  Vice  President of the Manager  (August
                                  1997-June  1998).  An officer of 82  portfolios in
                                  the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,                 Vice  President and Senior  Counsel of the Manager
Assistant Secretary since 2001    (since July 1999);  formerly a Vice  President and
Age: 46                           Associate   Counsel  of  the  Manager   (September

                                  1995-July  1999).  An officer of 73  portfolios in
                                  the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

|X|   Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the
Fund's fiscal year ended August 31, 2003.  The compensation from all 41 of the Board II Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2002.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $1,924                $177,996
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong
Vice Chairman of the Board and            $1,087                $92,076
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,087                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $1,087                $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $1,245                $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $1,245                $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $1,087                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Richard F. Grabish                          $0                  $9,0132

Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Beverly Hamilton                          $1,0733             $113,6594,5
Review Committee Member

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Robert J. Malone                          $1,0736               $58,3264
Audit Committee Member

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

F. William Marshall, Jr.                  $1,087               $138,1247
Review Committee Member

-------------------------------------------------------------------------------
Effective  July 1, 2002,  C.  Howard  Kast and Robert M.  Kirchner  retired as
Trustees  from the Board II Funds.  For the calendar  year ended  December 31,
2002,  Mr. Kast  received  $41,451 and Mr.  Kirchner  received  $38,001  total compensation  from all of the  Oppenheimer  funds  for  which  they  served as
Trustee.
1.    Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.

2.    "Total  Compensation From Fund and Fund Complex" paid to Mr. Grabish was paid by  Centennial  Government  Trust,  Centennial  California  Tax Exempt
   Trust,  Centennial  Money  Market  Trust,  Centennial  New York Tax  Exempt
   Trust,  Centennial Tax Exempt Trust and Centennial  America Fund,  L.P. for
   service as a Trustee  during  calendar year 2002. Mr. Grabish was appointed to the Review  Committee  effective  February 24, 2003 and was elected as a
   Trustee of all Board II Funds (with the  exception  of  Oppenheimer  Senior
   Floating Rate Fund) effective October 27, 2003.

3.    Includes  $1,073  deferred  under Deferred  Compensation  Plan described below.
4.    Mrs.  Hamilton  and Mr.  Malone were elected as Trustees of the Board II
   Funds  effective  June 1,  2002.  Compensation  for Mrs.  Hamilton  and Mr.
   Malone  was  paid  by all  the  Board  II  Funds,  with  the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees (total of 40 Oppenheimer funds at December 31, 2002).
5.    Includes  $55,333  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
6.    Includes  $1,073  deferred  under Deferred  Compensation  Plan described below.
7.    Includes  $47,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A.  The Manager does not consider MassMutual Institutional Funds and MML Series Investment Fund to be
part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

|X|

      Deferred Compensation Plan For Trustees.  The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Major  Shareholders.  As of September 30, 2003,  the only persons who owned of record or were known by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were the following.

      RPSS TR ROLLOVER IRA FBO Marvin r. Szajna, 12317 Ridge Cove Cir,
      Charlotte, NC 28273-4795, who owned 23,989.806 Class N shares (9.02% of the then-outstanding Class N shares).

      CIRCLE TRUST CO 401K, Kevin G. Madden MD & Seth M. Jone, MD PC PSP,
      Metro Center 1 Station Pl., Stamford, CT 06902, who owned 22,932.159
      Class N shares (8.62% of the then-outstanding Class N shares).

      L. Thomas Atwood TR Flagstaff Design & Construction PSP, 2900 N. West
      Street, STE. 5, Flagstaff, AZ 86004-1931 who owned 15,017.335 Class N shares (5.65% of the then-outstanding Class N shares).

      FROJACK CO, PO Box 6001, Grand Forks, ND 58206-6001, who owned
      1,335,234.984 Class Y shares (45.60% of the then-outstanding Class Y shares).

      IBT & CO CUST OppenheimerFunds CAP ACCUM PLAN, Attn: MML037, 200
      Clarendon St., Fl. 16, Boston, MA 02116-5021, which owned 174,247.702
      Class Y shares (5.95% of the then-outstanding Class Y shares).

      NFSC FEBO Gail A. Stockamp, 17210 Wall St., Lake Oswego, OR 87034, who
      owned 159,105.363 Class Y shares (5.43% of the then-outstanding Class Y shares).

The Manager and the Sub-Advisor.  The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company, a global, diversified insurance and financial services organization. The Sub-Advisor is a wholly-owned subsidiary of the Manager.
The Sub-Advisor is located at Two World Financial Center, 225 Liberty Street,
11th Floor, New York, New York, 10281-1008.

      |X|   Code of Ethics.  The Fund, the Manager, the Sub-Advisor and the
Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
-------------------
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund.  The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the fund and OFI where an OFI directly-controlled affiliate manages or administers the assts of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.
o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying
            particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August
31st of each year. The first such filing is due no later than August 31,
2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form
N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677 and (ii) on the SEC's website at
www.sec.gov.
-----------

|X|

      The Investment Advisory Agreement and the Sub-Advisory Agreement.  The
Investment Advisory Agreement (the "Advisory Agreement") between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.  Under the Sub-Advisory Agreement between the Manager and the
Sub-Advisor, the Sub-Advisor shall regularly provide investment advise with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund.

      Expenses not expressly assumed by the Manager under the Advisory
Agreement or the Sub-Advisor under the Sub-Advisory Agreement are paid by the
Fund.  The Advisory Agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, brokerage concessions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent and custodian expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The management fees paid by the Fund to the Manager during its last three fiscal years were:

 -------------------------------------------------------------------------------
   Fiscal Years Ended 8/31    Management Fees Paid to OppenheimerFunds, Inc.1
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
            2001                                 $1,824,013
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
            2002                                 $1,507,031
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
            2003                                 $2,612,422
 -------------------------------------------------------------------------------
1 Includes subadvisory fees paid by the Manager to the Sub-Advisor.

      The advisory agreement and the sub-advisory agreement states that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for their obligations and duties under the advisory agreement, the Manager and the
Sub-Advisor are not liable for any loss resulting from a good faith error or omission on their part with respect to any of their duties thereunder.  The respective advisory and sub-advisory agreements permit the Manager and the
Sub-Advisor to act as investment advisor for any other person, firm or corporation, and the advisory agreement permits the Fund to use the name
"Oppenheimer" in connection with other investment companies for which the
Manager acts as investment advisor or general distributor.  If the Manager shall no longer act as an investment advisor to the Fund, the right of the
Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees, including a majority of the Independent
Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The
Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund and experienced Counsel to the Independent Trustees who assisted the Board in its deliberations.  The Fund's Counsel and the Independent Trustees Counsel is
independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged
the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.
The Board engages in a smaller analysis and approval process with respect to the Sub-Advisory Agreement.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the
Sub-Advisory Agreement.  One of the duties of the Sub-Advisor under the
Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund.
The Sub-Advisory Agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions in securities and futures contracts.  The Sub-Advisor is authorized by the Sub-Advisory
Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of such transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Sub-Advisor need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the Sub-Advisory Agreement, the Sub-Advisor is authorized to select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Sub-Advisor or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Sub-Advisor that the commission is fair and reasonable in relation to the services provided.  Subject to these considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Sub-Advisor or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Sub-Advisor.   Most securities purchases
made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Sub-Advisor determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The Sub-Advisor allocates brokerage for the Fund subject to the provisions of the Sub-Advisory Agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Sub-Advisor's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.  When possible, the Sub-Advisor tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Advisor or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement and the Sub-Advisory Agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services.
The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager, the
Sub-Advisor and their affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's or the Sub-Advisor's other accounts.  Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager or the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or the
Sub-Advisor in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager and the Sub-Advisor to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or to the Sub-Advisor that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Trustees permits the Manager and the Sub-Advisor to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager and the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Manager and the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Sub-Advisor provides information to the
Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Other funds advised by the Manager may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the
Manager or the Sub-Advisor purchase the same security on the same day from the same dealer, the Manager or the Sub-Advisor may average the price of the transactions and allocate the average among the funds.
---------------------------------------------------------------------------------
   Fiscal Year Ended 8/31:      Total Brokerage Commissions Paid by the Fund1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2001                                   $332,785
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2002                                   $292,116
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2003                                   $456,568
---------------------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal  transactions on a net trade basis.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------------------
Fiscal Year    Aggregate         Class A Front-End
               Front-End Sales   Sales Charges
Ended 8/31:    Charges on Class  Retained by
               A Shares          Distributor1
-------------------------------------------------------
-------------------------------------------------------
     2001          $295,909             $79,544
-------------------------------------------------------
-------------------------------------------------------
     2002          $225,419             $79,551
-------------------------------------------------------
-------------------------------------------------------
     2003         $1,126,335           $247,269
-------------------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

--------------------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on   Concessions on   Concessions on Class N
Year      Class A Shares   Class B Shares   Class C Shares
Ended     Advanced by      Advanced by      Advanced by      Shares Advanced by
8/31:     Distributor1     Distributor1     Distributor1     Distributor1
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  2001         $7,455          $244,824         $37,796               $6042
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  2002         $1,392          $181,569         $60,961               $2,266
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  2003        $34,354          $608,727         $263,216             $17,284
--------------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of Class A shares  and for sales of Class B and Class C shares  from its own resources at the time of sale.
2.    The inception date of Class N shares was 03/01/01.

-----------------------------------------------------------------------------
Fiscal    Class A         Class B          Class C          Class N
          Contingent      Contingent       Contingent       Contingent
Year      Deferred Sales  Deferred Sales   Deferred Sales   Deferred Sales
Ended     Charges         Charges          Charges          Charges
8/31      Retained by     Retained by      Retained by      Retained by
          Distributor     Distributor      Distributor      Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003        $2,073          $161,081         $56,886          $10,057
-----------------------------------------------------------------------------

Distribution and Service Plans The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act.  Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the
Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.
|X|   Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended August 31, 2003 payments under the Class A
Plan totaled $468,770, of the Distributor retained $395 under the arrangement described above. That included $7,126 paid to an affiliate of the
Distributor's parent company Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Service and Distribution Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata
portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B, Class C and
Class N shares, i.e. shareholders without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B, Class C and Class N shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares, and
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for
         rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N
plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total Payments   Amount          Distributor's    Distributor's
                                               Aggregate        Unreimbursed
                                               Unreimbursed     Expenses as %
                               Retained by     Expenses Under   of Net Assets
              Under Plan       Distributor     Plan             of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan      $320,657        $258,672        $2,006,059         5.34%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $256,957        $125,406         $593,017          1.62%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan       $4,987          $4,099          $42,261           2.68%
--------------------------------------------------------------------------------
1.    Includes  $2,096  paid  to an  affiliate  of  the  Distributor's  parent company.
2.    Includes  $3,101  paid  to an  affiliate  of  the  Distributor's  parent company.
3.    Includes $116 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o

      An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     The Fund's performance returns do not reflect the effects of taxes on dividends or capital gains distributions.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/02 (the inception date for Class N shares) is based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P
o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemption)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 8/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
Shares        years or
           life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                                   class)           class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
          Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A1   -7.23%   -1.57%   16.00%   23.08%     9.35%  10.65%   -1.16%   -0.25%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   -6.08%2  -6.08%2   17.12%   22.12%     9.52%   9.79%  -0.97%2  -0.97%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   -6.54%3  -6.54%3   21.04%   22.04%     9.78%   9.78%  -1.05%3  -1.05%3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N    7.82%4   7.82%4   22.63%   23.63%    3.06%4  3.06%4      N/A      N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y5    N/A     0.58%5    N/A     23.69%       N/A  11.11%      N/A   0.09%5
---------------------------------------------------------------------------------
1.    Inception of Class A:   3/31/97
2.    Inception of Class B:   3/31/97
3.    Inception of Class C:   3/31/97
4.    Inception of Class N:   3/01/01
5.    Inception of Class Y:   3/31/97

--------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 08/31/03
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year        10-Year
                                                            (or life of
                                                               class)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions     15.66%         7.27%         -2.76%1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                   10.34%         6.68%         -2.03%1
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
1.    Inception of Class A:   3/31/97

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar  Rankings.  From time to time the Fund may  publish the star ranking of the performance of its classes of shares by  Morningstar,  Inc., an independent mutual fund
monitoring  service.  Morningstar  ranks  mutual  funds in  their  specialized market sector. The Fund is included in the  specialty-natural  resources funds category.

      Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and 10-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Income Fund           Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund

                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Disciplined Allocation Fund   Street Fund II
Oppenheimer Discovery Fund                Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,

Oppenheimer Emerging Growth Fund          Inc.

                                          Oppenheimer  Quest  International  Value
Oppenheimer Emerging Technologies Fund    Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Real Asset Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Gold & Special Minerals Fund  Municipals
Oppenheimer Growth Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund               Oppenheimer Small Cap Value Fund
Oppenheimer International Bond Fund       Oppenheimer Strategic Income Fund
Oppenheimer International Growth Fund     Oppenheimer Total Return Bond Fund
Oppenheimer  International  Small Company
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund  Oppenheimer Value Fund
Oppenheimer Limited Term Municipal Fund   Limited-Term New York Municipal Fund
And the following money market funds:     Rochester Fund Municipals

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class
A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the
Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the
Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the
Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the  Letter  period,  there  will be no  adjustment  of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to
5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is
$50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)

            Class A shares sold with a front-end sales charge or subject to a
               Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were
               acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
               Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have
their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X|   Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases
of Class A shares by a retirement plan made with the redemption proceeds of
Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
           ------------------------

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. It may also close on other days.

      |X|   Securities Valuation.  The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,

(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the
amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the
Fund that were redeemed may not include the amount of the sales charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.
Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.
If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent
assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.
Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N
shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be
amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan. The minimum amount that may be exchanged to each other fund account is
$50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

|X|   Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.  Shares acquired  without a sales charge will be redeemed first.  Shares  acquired with reinvested  dividends and capital gains distributions will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount  withdrawn,  the  investor's  principal  may be depleted.  Payments made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial New York Tax Exempt
                                             Trust
   Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
   Centennial Government Trust               Oppenheimer Money Market Fund,
                                             Inc.
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                             Fund

   Oppenheimer AMT-Free New York             Oppenheimer Rochester National
   Municipals                                Municipals
   Oppenheimer California Municipal Fund     Limited Term New York Municipal Fund
   Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate Fund
   Fund

      Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals

   The following funds do not offer Class Y shares:

   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Multiple Strategies Fund
   Oppenheimer California Municipal Fund    Oppenheimer New Jersey Municipal Fund
   Oppenheimer Capital Income Fund          Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Champion Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund II

   Oppenheimer Convertible Securities Fund  Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Developing Markets Fund      Oppenheimer Rochester National Municipals
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
   Oppenheimer International Bond Fund      Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund
   Oppenheimer International Small Company  Limited Term New York Municipal Fund
   Fund

     o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.
     o Class B,  Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by  exchange  from the same  class of shares of other
Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash
Reserves acquired by exchange of Class M shares.
     o Class X shares of Limited Term New York  Municipal  Fund may be exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.
     o Shares of Oppenheimer Capital  Preservation Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash Reserves or
Oppenheimer   Limited-Term   Government  Fund.  Only   participants  in  certain
retirement plans may purchase shares of Oppenheimer  Capital  Preservation Fund, and only those  participants may exchange shares of other  Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money  market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a sales  charge upon  payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
     o  Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption proceeds of shares of other mutual funds (other than funds managed by the  Manager  or its  subsidiaries)  redeemed  within  the 30 days prior to that purchase may  subsequently  be exchanged for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer must notify the  Distributor of  eligibility  for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested,  they must supply proof of entitlement to this privilege.
     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     o  Shares  of  Oppenheimer   Principal   Protected  Main  Street  Fund  and
Oppenheimer  Principal  Protected  Main Street Fund II may be  exchanged  at net asset value for shares of any of the Oppenheimer  funds.  However,  shareholders are not permitted to exchange  shares of other  Oppenheimer  funds for shares of
Oppenheimero  Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
     o Shares of  Oppenheimer  Principal  Protected  Main  Street Fund II may be
exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer  funds.
However,  shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of  Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A  shares  of any  Oppenheimer  fund  (other  than  Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any  Oppenheimer  fund  purchased  subject  to a Class A  contingent deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of Rochester  National  Municipals and Rochester Fund
Municipals  acquired  by  exchange  of Class A shares  of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within 24 months of the beginning of the calendar month of the initial  purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o With  respect to Class B shares,  the Class B contingent  deferred  sales charge is imposed on Class B shares  acquired by  exchange if they are  redeemed within six years of the initial purchase of the exchanged Class B shares.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class No shares of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent receives an exchange  request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange request that may disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer  might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      Dividends, Capital Gains and Taxes

     Dividends and Distributions. The Fund has no fixed dividend rate for any of its share  classes  and  there  can be no  assurance  as to the  payment  of any
dividends  or  the   realization  of  any  capital  gains.   The  dividends  and
distributions paid by a class of shares will vary from time to time depending on market conditions,  the composition of the Fund's portfolio,  and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends  on Class B, Class C and Class N shares are  expected to be lower than dividends  on Class A and Class Y shares.  That is  because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence  of any  difference in the net asset values of the different classes.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated  investment  company  under  Subchapter  M of the  Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue
Code,  by December  31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that the
Fund  will  meet  those  requirements.  To meet  this  requirement,  in  certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     Taxation  of  Fund   Distributions.   The  Fund  anticipates   distributing
substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer  identification  ------- number or to properly certify that number when required,  (2) who is subject to backup  withholding  for  failure to report the receipt  of  interest  or  dividend  income  properly,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an  "exempt  recipient"  (such  as a  corporation).  All  income  and any tax withheld  by the  Fund is  remitted  by the  Fund to the  U.S.  Treasury  and is identified in reports mailed to shareholders in January of each year.

     Tax Effects of  Redemptions  of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the --- shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's  adjusted tax basis in the shares. All or a portion of any loss  recognized  in that  manner may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a  foreign  person  (to  include,  but  not  limited  to,  a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
All income and any tax  withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports  mailed to  shareholders  in March of each year.

     If the  ordinary  income  dividends  from  the  Fund  are  ---  effectively connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate of Foreign Status.  If the foreign person fails to provide a certification  of his/her foreign status,  the
Fund will be required to withhold  U.S. tax at a rate of 28% on ordinary  income dividends,  capital gains  distributions  and the proceeds of the  redemption of shares,  paid to any foreign  person.  All income and any tax  withheld (in this situation)  by the Fund is  remitted  by the Fund to the  U.S.  Treasury  and is identified in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

      Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The  Custodian.  JPMorgan Chase Bank is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It will be the  practice of the Fund to deal with the  custodian in a manner uninfluenced by any banking  relationship the custodian may have with the
Manager and its  affiliates.  The Fund's cash  balances  with the  custodian  in excess of  $100,000  are not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

     Independent  Auditors.  Deloitte  &  Touche  LLP  are  the  independent auditors of the Fund.  They audit the Fund's  financial  statements  and perform other related  audit  services.  They also act as auditors for the Manager,  the
Sub-Advisor  and certain other funds advised by the Manager and its  affiliates.
Audit and non-audit services provided to the Fund must be pre-approved the Audit
Committee.  Non-audit  services  provided by Deloitte to the Manager and certain related companies must also be pre-approved by the Audit Committee.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Real Asset Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Real Asset Fund, including the statement of investments, as of
 August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated.
 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Real Asset Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP

 Denver, Colorado
 October 15, 2003

STATEMENT OF INVESTMENTS  August 31, 2003

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Asset-Backed Securities--5.3%

 AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
 Series 2002-1, Cl. Note, 9.50%, 6/25/32 1                               $   321,726   $    319,715
----------------------------------------------------------------------------------------------------
 BMW Vehicle Owner Trust, Automobile Loan Certificates,
 Series 2003-A, Cl. A2, 1.45%, 11/25/05 1                                  1,460,000      1,461,358
----------------------------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
 Series 2002-3, Cl. A2A, 3.05%, 9/15/05 2                                  1,680,000      1,707,778
 Series 2002-4, Cl. A2B, 1.74%, 1/17/05 1,2                                  851,715        853,421
----------------------------------------------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized
 Mtg. Obligations, Series 2002-1, Cl. AF1, 2.474%, 9/25/32                   372,748        374,340
----------------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.10%, 3/15/05                                      788,828        791,478
----------------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                                       405,704        407,110
----------------------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust, Automobile Receivables
 Obligations, Series 2002-4, Cl. A2, 1.66%, 6/15/05                          800,186        801,605
----------------------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05                                      388,086        389,256
----------------------------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile Loan Certificates, Series 2002-1,
 Cl. A2, 1.95%, 7/20/05                                                      302,629        303,286
----------------------------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail Installment Contracts,
 Series 2002-A, Cl. A2, 1.28%, 5/16/05 3,4                                   541,235        541,668
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
 Cl. C, 8.46%, 7/25/07 1,4                                                   295,529        103,435
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations:
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28 1                                  691,934        207,580
 Series 2002-I, Cl. ECFD, 9.25%, 3/25/32 1                                   315,768        312,807
----------------------------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease Obligations, Series 2002-A,
 Cl. A2, 1.86%, 11/15/04 1                                                 1,406,020      1,408,433
----------------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                                       537,361        538,199
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust, Asset-Backed Auto Loan
 Obligations, Series 2002-1, Cl. A2, 1.83%, 9/15/05 1                        878,303        880,377
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
 Series 2000-14, Cl. 2, 8.61%, 9/30/08                                     3,716,396      1,412,230
----------------------------------------------------------------------------------------------------
 Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed
 Obligations, Series 2003-A, Cl. A2, 1.28%, 8/15/05                        2,770,000      2,769,099
----------------------------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05                                       136,918        137,148
----------------------------------------------------------------------------------------------------
 Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities,
 Series 2002-A, Cl. A2, 1.77%, 2/20/05 2                                   1,352,089      1,355,009
----------------------------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile Loan Receivables, Series 2002-1,
 Cl. A2, 1.88%, 6/15/05 2                                                    853,645        855,932
                                                                                       -------------

 Total Asset-Backed Securities (Cost $20,854,331)                                        17,931,264

    11 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--32.2%
----------------------------------------------------------------------------------------------------
 Government Agency--30.4%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--30.3%
 FHLMC Structured Pass-Through Securities, Collateralized Mtg. Obligations:
 Series H003, Cl. A2, 1.88%, 1/15/07                                     $   786,716   $    790,792
 Series H006, Cl. A1, 1.724%, 4/15/08 1                                      923,736        909,456
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 8%, 4/1/16                                                                  597,834        646,592
 9%, 8/1/22-5/1/25                                                           147,097        163,827
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 5%, 9/1/33 5                                                              1,253,000      1,212,668
 5.50%, 9/1/33 5                                                           6,394,000      6,368,028
 6%, 9/25/33 5                                                             7,151,000      7,271,673
 6.50%, 9/1/33 5                                                          18,300,000     18,923,335
 7%, 9/25/33 5                                                            63,069,000     66,439,281
 8.50%, 7/1/32                                                               334,048        359,544
                                                                                       -------------
                                                                                        103,085,196

----------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--0.1%
 Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                 193,751        213,481
----------------------------------------------------------------------------------------------------
 Private--1.8%
----------------------------------------------------------------------------------------------------
 Commercial--1.0%
 Bear Stearns Commercial Mortgage Securities, Inc., Commercial
 Mtg. Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                    1,329,714      1,306,494
----------------------------------------------------------------------------------------------------
 GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
 Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                   1,081,000      1,064,679
----------------------------------------------------------------------------------------------------
 J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
 Mtg. Pass-Through Certificates, Series 2003-ML1A, Cl. A1, 3.972%, 3/12/39   802,228        787,268
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1996-WF1, Cl. A2, 7.385%, 11/15/28 3,4                               279,004        280,701
                                                                                       -------------
                                                                                          3,439,142

----------------------------------------------------------------------------------------------------
 Residential--0.8%
 Granite Mortgages plc, Mtg.-Backed Obligations, Series 2002-2,
 Cl. 1A1, 1.479%, 1/21/17 1,4                                                162,154        162,147
----------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg
 Pass-Through Certificates, Series 1999-NC2, Cl. M3, 4.36%, 4/25/29 1,4    1,538,722      1,547,527
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations
 Pass-Through Certificates, Series 1998-8, Cl. B, 2.41%, 8/25/28 4           993,042        975,432
                                                                                       -------------
                                                                                          2,685,106

 Total Mortgage-Backed Obligations (Cost $109,163,555)                                  109,422,925

    12 | OPPENHEIMER REAL ASSET FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 U.S. Government Obligations--8.2%

 Federal Home Loan Bank Unsec. Bonds, Series EY06, 5.25%, 8/15/06        $ 9,286,000   $  9,918,730
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts., 2.75%, 8/15/06              6,310,000      6,301,305
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 5.25%, 6/15/06 2                                                          1,600,000      1,710,510
 5.50%, 2/15/06 2                                                          8,000,000      8,574,328
----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 2.625%, 5/15/08                                                           1,042,000      1,009,520
 3.50%, 11/15/06                                                             363,000        372,727
                                                                                       -------------
 Total U.S. Government Obligations (Cost $28,046,121)                                    27,887,120

----------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes--12.4%

 AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 3                              755,000        762,147
----------------------------------------------------------------------------------------------------
 Albertson's, Inc., 6.55% Sr. Nts., 8/1/04 2                                 640,000        662,886
----------------------------------------------------------------------------------------------------
 American Express Co., 5.50% Nts., 9/12/06 2                                 770,000        827,121
----------------------------------------------------------------------------------------------------
 Anthem, Inc., 4.875% Unsub. Nts., 8/1/05                                    420,000        437,833
----------------------------------------------------------------------------------------------------
 AOL Time Warner, Inc., 6.15% Nts., 5/1/07                                   560,000        613,535
----------------------------------------------------------------------------------------------------
 AT&T Corp., 5.625% Nts., 3/15/04                                            475,000        485,014
----------------------------------------------------------------------------------------------------
 Bank of America Corp., 3.875% Nts., 1/15/08 2                               500,000        501,969
----------------------------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The), 3.75% Nts., 2/15/08                       470,000        469,888
----------------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co., 4.75% Nts., 10/1/06                               875,000        915,645
----------------------------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts., 6/30/05                                  370,000        384,392
----------------------------------------------------------------------------------------------------
 CIT Group, Inc., 4.125% Sr. Nts., 2/21/06                                   900,000        923,946
----------------------------------------------------------------------------------------------------
 Citigroup, Inc., 3.50% Nts., 2/1/08                                         800,000        790,310
----------------------------------------------------------------------------------------------------
 Citizens Communications Co.:
 6.375% Sr. Unsec. Unsub. Nts., 8/15/04                                      500,000        523,005
 7.625% Sr. Unsub. Nts., 8/15/08                                             515,000        587,243
----------------------------------------------------------------------------------------------------
 Clear Channel Communications, Inc., 4.625% Sr. Unsec. Nts., 1/15/08         875,000        889,402
----------------------------------------------------------------------------------------------------
 Conoco, Inc., 5.90% Sr. Unsec. Nts., 4/15/04                                610,000        627,064
----------------------------------------------------------------------------------------------------
 Countrywide Home Loans, Inc., 5.50% Nts., Series K, 2/1/07 2                635,000        672,752
----------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Inc. (USA), 5.75% Nts., 4/15/07                  600,000        645,706
----------------------------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp., 3.40% Nts., Series D, 12/15/04 2          860,000        867,176
----------------------------------------------------------------------------------------------------
 Diageo plc Nts., 1.33%, 1/6/04 6                                          1,015,000      1,007,798
----------------------------------------------------------------------------------------------------
 Dominion Resources, Inc., 3.875% Nts., 1/15/04                              420,000        423,341
----------------------------------------------------------------------------------------------------
 DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                               615,000        662,796
----------------------------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec. Nts., 11/15/07                               390,000        443,828
----------------------------------------------------------------------------------------------------
 FleetBoston Financial Corp., 4.20% Nts., 11/30/07                           430,000        438,126
----------------------------------------------------------------------------------------------------
 Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                   630,000        674,032
----------------------------------------------------------------------------------------------------
 General Mills, Inc., 3.875% Nts., 11/30/07                                  515,000        517,177
----------------------------------------------------------------------------------------------------
 General Motors Nova Scotia Finance Co., 6.85% Nts., 10/15/08              1,205,000      1,219,598
----------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The), 4.125% Nts., 1/15/08 2                   1,000,000      1,006,790
----------------------------------------------------------------------------------------------------
 GTE North, Inc., 6.40% Debs., Series E, 2/15/05                             605,000        643,742

    13 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes Continued

 Hertz Corp. (The), 6.50% Sr. Nts., 5/15/06 2                            $ 1,215,000    $ 1,252,268
----------------------------------------------------------------------------------------------------
 Household Finance Corp., 6.50% Unsec. Nts., 1/24/06                         515,000        559,056
----------------------------------------------------------------------------------------------------
 Ingersoll-Rand Co., 5.80% Sr. Unsec. Nts., 6/1/04                         1,000,000      1,031,956
----------------------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co., 4% Nts., 2/1/08                                    800,000        803,628
----------------------------------------------------------------------------------------------------
 John Hancock Global Funding II, 5% Nts., 7/27/07 3                          760,000        796,803
----------------------------------------------------------------------------------------------------
 KeyCorp, 8% Sub. Nts., 7/1/04                                               595,000        625,612
----------------------------------------------------------------------------------------------------
 Kroger Co. (The), 7.625% Sr. Nts., 9/15/06                                  460,000        513,549
----------------------------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                         1,130,000      1,120,913
----------------------------------------------------------------------------------------------------
 MBNA Corp., 5.625% Nts., 11/30/07                                           500,000        521,006
----------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 4% Nts., Series B, 11/15/07                      410,000        410,105
----------------------------------------------------------------------------------------------------
 Midamerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                   910,000        921,585
----------------------------------------------------------------------------------------------------
 Monumental Global Funding II, 3.85% Nts., 3/3/08 3                        1,120,000      1,115,164
----------------------------------------------------------------------------------------------------
 News America, Inc., 6.625% Sr. Nts., 1/9/08                                 443,000        487,781
----------------------------------------------------------------------------------------------------
 Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05                    603,000        662,907
----------------------------------------------------------------------------------------------------
 PNC Bank NA, 7.875% Sub. Nts., 4/15/05 2                                    580,000        632,716
----------------------------------------------------------------------------------------------------
 Progress Energy, Inc.:
 6.55% Sr. Unsec. Nts., 3/1/04                                               455,000        465,674
 6.75% Sr. Nts., 3/1/06                                                      465,000        504,557
----------------------------------------------------------------------------------------------------
 Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03                                620,000        622,664
----------------------------------------------------------------------------------------------------
 Sears Roebuck & Co., 6.25% Nts., 1/15/04 2                                  620,000        626,739
----------------------------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp., 3.03% Nts., Series VII, 2/25/04 4           390,000        393,042
----------------------------------------------------------------------------------------------------
 Shopping Center Associates, 6.75% Sr. Unsec. Nts., 1/15/04 3                178,000        181,373
----------------------------------------------------------------------------------------------------
 Sprint Capital Corp., 5.70% Sr. Nts., 11/15/03                              710,000        713,918
----------------------------------------------------------------------------------------------------
 Target Corp., 5.40% Nts., 10/1/08                                           755,000        801,892
----------------------------------------------------------------------------------------------------
 Teachers Insurance & Annuity Association Global Markets,
 3.875% Sr. Unsec. Nts., 1/22/08 3                                         1,750,000      1,754,146
----------------------------------------------------------------------------------------------------
 Time Warner, Inc., 7.975% Nts., 8/15/04                                   1,025,000      1,076,404
----------------------------------------------------------------------------------------------------
 Verizon Wireless, Inc., 5.375% Unsub. Nts., 12/15/06                        860,000        913,055
----------------------------------------------------------------------------------------------------
 Viacom, Inc., 6.40% Sr. Nts., 1/30/06 2                                     675,000        732,500
----------------------------------------------------------------------------------------------------
 Vodafone Group plc, 3.95% Unsec. Nts., 1/30/08                              860,000        861,182
----------------------------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.75% Sr. Nts., 3/30/06                              400,000        435,809
----------------------------------------------------------------------------------------------------
 Washington Mutual, Inc., 4.375% Nts., 1/15/08                               515,000        521,352
----------------------------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                                                 380,000        388,860
                                                                                       -------------
 Total Corporate Bonds and Notes (Cost $41,452,034)                                      42,072,478

    14 | OPPENHEIMER REAL ASSET FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Structured Notes--29.2%

 AIG Goldman Sachs Commodity Index Total Return Linked Nts.,
 1.228%, 1/22/04 8                                                       $11,000,000   $ 12,835,818
----------------------------------------------------------------------------------------------------
 Bank of New York (The), Core Investment Grade Bond Trust I,
 Pass-Through Certificates, Series 2002-1, 4.727% 11/30/07                 9,700,000      9,857,092
----------------------------------------------------------------------------------------------------
 Business Development Bank of Canada:
 Goldman Sachs Commodity Index Excess Return Linked Nts.,
 1.20%, 11/20/03 8                                                         9,500,000     17,501,850
 Goldman Sachs Commodity Index Non Energy Excess Return Linked Nts.,
 1.10%, 4/23/04 8                                                          3,000,000      3,700,500
----------------------------------------------------------------------------------------------------
 Cargill Financial Services Corp.:
 Goldman Sachs Commodity Index Total Return Linked Nts., 1.54%, 2/26/04 8 17,000,000     28,811,758
 Goldman Sachs Commodity Index Total Return Linked Nts., 1.57%, 3/22/04 8  9,000,000     15,253,768
----------------------------------------------------------------------------------------------------
 Koch Supply & Trading LP, Goldman Sachs Energy Total Return
 Linked Nts., 1.09%, 4/30/04 4                                             4,000,000      5,613,508
----------------------------------------------------------------------------------------------------
 Sempra Energy Trading Corp., Goldman Sachs Commodity Index
 Total Return Linked Nts., 1.17%, 6/9/04 4,8                               5,500,000      5,904,800
                                                                                       -------------
 Total Structured Notes (Cost $68,918,071)                                               99,479,094

                                                   Date        Strike      Contracts
----------------------------------------------------------------------------------------------------
 Options Purchased--0.0%

 Live Cattle Futures, 10/31/03 Call 7,9         10/3/03           $80             62         96,720
 Live Cattle Futures, 10/31/03 Call 7,9         10/3/03            82             30         28,800
                                                                                       -------------
 Total Options Purchased (Cost $36,445)                                                     125,520

                                                                           Principal
                                                                              Amount
----------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--40.1% 10

 Undivided interest of 22.88% in joint repurchase agreement
 (Principal Amount/Market Value $174,849,000, with a maturity value of $174,868,622) with PaineWebber, Inc., 1.01%, dated 8/29/03, to be repurchased at $40,004,489 on 9/2/03, collateralized by Federal
 National Mortgage Assn., 5%--6%, 4/1/18--3/1/33, with a value
 of $178,650,471                                                         $40,000,000     40,000,000
----------------------------------------------------------------------------------------------------
 Undivided interest of 24.89% in joint repurchase agreement
 (Principal Amount/Market Value $388,120,000, with a maturity value of $388,162,693) with Zions Bank/Capital Markets Group, 0.99%, dated
 8/29/03, to be repurchased at $96,622,627 on 9/2/03, collateralized by
 U.S. Treasury Nts., 2.375%--2.75%, 10/31/03--8/15/06, with a value of
 $336,611,159 and U.S. Treasury Bills, 11/28/03--2/5/04, with a value
 of $60,243,636                                                           96,612,000     96,612,000
                                                                                       -------------

 Total Joint Repurchase Agreements (Cost $136,612,000)                                  136,612,000

----------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $405,082,557)                               127.4%   433,530,401
----------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                         (27.4)   (93,280,274)
                                                                         ---------------------------
 Net Assets                                                                    100.0%  $340,250,127
                                                                         ===========================

    15 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments
1. Identifies issues considered to be illiquid. See Note 7 of Notes to Financial
Statements.
2. Securities with an aggregate market value of $19,031,684 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $5,432,002 or 1.60% of the Fund's net assets as of August 31, 2003.
4. Represents the current interest rate for a variable or increasing rate security.
5. When-issued security to be delivered and settled after August 31, 2003. See
Note 1 of Notes to Financial Statements.
6. Zero coupon bond reflects effective yield on the date of purchase.
7. Non-income producing security.
8. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.
9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                 Contracts  Expiration   Exercise     Premium  Market Value
 Calls                     Subject to Call       Dates      Price    Received    See Note 1
---------------------------------------------------------------------------------------------
 Cocoa Futures, 12/12/03                25      9/5/03       $600     $ 4,406      $ 40,500
 Crude Oil Futures, 9/22/03             75     9/17/03         34      13,469        12,750
                                                                      -----------------------
                                                                       17,875        53,250
                                                                      -----------------------

                                 Contracts
 Puts                       Subject to Put
---------------------------------------------------------------------------------------------
 Coffee Futures, 12/17/03               30     9/12/03         60      10,013         3,938
 Live Cattle Futures, 10/31/03          62     10/3/03         72      19,407         4,340
 Live Cattle Futures, 10/31/03          30     10/3/03         74       4,687         2,400
 Wheat Futures, 12/12/03                50     9/26/03        350       3,563         3,750
                                                                      -----------------------
                                                                       37,670        14,428
                                                                      -----------------------
                                                                      $55,545       $67,678
                                                                      =======================

10. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

    16 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003

----------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (including cost and market value of $136,612,000 in
 repurchase agreements)(cost $405,082,557)--see accompanying statement                $433,530,401
----------------------------------------------------------------------------------------------------
 Cash                                                                                      254,429
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                      5,036,718
 Interest and principal paydowns                                                         2,508,180
 Futures margins                                                                           324,713
 Other                                                                                       2,038
                                                                                      --------------
 Total assets                                                                          441,656,479

----------------------------------------------------------------------------------------------------
 Liabilities

 Options written, at value (premiums received $55,545)--see accompanying statement          67,678
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                          100,148,330
 Shares of beneficial interest redeemed                                                    905,340
 Distribution and service plan fees                                                        120,025
 Transfer and shareholder servicing agent fees                                              70,965
 Shareholder reports                                                                        42,504
 Trustees' compensation                                                                      2,316
 Other                                                                                      49,194
                                                                                      --------------
 Total liabilities                                                                     101,406,352

----------------------------------------------------------------------------------------------------
 Net Assets                                                                           $340,250,127
                                                                                      ==============

----------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                           $     45,325
----------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                            329,843,769
----------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                        73,631
----------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                              (21,532,593)
----------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                             31,819,995
                                                                                      --------------
 Net Assets                                                                           $340,250,127
                                                                                      ==============

    17 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

---------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $238,827,846 and 31,805,451 shares of beneficial interest outstanding)                                 $7.51
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $7.97
---------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,588,537
 and 5,004,399 shares of beneficial interest outstanding)                                               $7.51
---------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,531,240
 and 4,883,385 shares of beneficial interest outstanding)                                               $7.48
---------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,578,381
 and 210,558 shares of beneficial interest outstanding)                                                 $7.50
---------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $25,724,123 and 3,421,442 shares of beneficial interest outstanding)                         $7.52

 See accompanying Notes to Financial Statements.

    18 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003

-------------------------------------------------------------------------------------------------
 Investment Income

 Interest                                                                          $ 5,213,477

------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                     2,612,422
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               468,770
 Class B                                                                               320,657
 Class C                                                                               256,957
 Class N                                                                                 4,987
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               444,775
 Class B                                                                               136,005
 Class C                                                                                98,388
 Class N                                                                                 3,130
 Class Y                                                                                 9,141
------------------------------------------------------------------------------------------------
 Shareholder reports                                                                    38,000
------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 11,995
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             6,883
------------------------------------------------------------------------------------------------
 Other                                                                                  61,503
                                                                                   -------------
 Total expenses                                                                      4,473,613
 Less reduction to custodian expenses                                                   (6,883)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B       (25,505)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C        (9,593)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N        (1,981)
                                                                                   -------------
 Net expenses                                                                        4,429,651

------------------------------------------------------------------------------------------------
 Net Investment Income                                                                 783,826

------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain

 Net realized gain on:
 Investments (including premiums on options exercised)                              13,135,907
 Closing of futures contracts                                                       14,638,016
 Closing and expiration of option contracts written                                  1,293,512
                                                                                   -------------
 Net realized gain                                                                  29,067,435
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                        20,781,346
 Futures contracts                                                                     491,022
                                                                                   -------------
 Net change in unrealized appreciation                                              21,272,368

------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                              $51,123,629
                                                                                   =============

 See accompanying Notes to Financial Statements

    19 | OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                                                2003            2002
------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                        $    783,826    $  6,892,992
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       29,067,435     (37,404,463)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                          21,272,368      24,930,588
                                                                              ------------------------------
 Net increase (decrease) in net assets resulting from operations                51,123,629      (5,580,883)

------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                        (1,303,888)     (6,637,082)
 Class B                                                                           (43,213)     (1,035,243)
 Class C                                                                           (29,456)       (597,787)
 Class N                                                                            (6,191)         (6,068)
 Class Y                                                                          (148,718)       (146,188)

------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                        54,035,053      41,724,285
 Class B                                                                         7,287,354       5,578,210
 Class C                                                                        15,042,430       6,731,211
 Class N                                                                         1,134,147         244,031
 Class Y                                                                        14,764,802       5,076,876

------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                141,855,949      45,351,362
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                           198,394,178     153,042,816
                                                                              ------------------------------
 End of period [including undistributed net investment income
 of $73,631 and $755,471, respectively]                                       $340,250,127    $198,394,178
                                                                              ==============================

 See accompanying Notes to Financial Statements.

    20 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS

 Class A  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.15        $6.93          $8.18        $5.74          $5.81
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .03          .29            .45          .32            .20
 Net realized and unrealized gain (loss)              1.38         (.71)         (1.21)        2.40            .09
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.41         (.42)          (.76)        2.72            .29
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.05)        (.36)          (.43)        (.28)          (.36)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.05)        (.36)          (.49)        (.28)          (.36)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.51        $6.15          $6.93        $8.18          $5.74
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  23.08%       (5.54)%        (9.83)%      48.55%          6.50%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $238,828     $148,319       $117,331     $161,547       $109,328
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $193,837     $115,458       $139,631     $126,143       $ 66,106
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                0.46%        4.73%          5.73%        4.81%          3.73%
 Total expenses                                       1.49% 3      1.68% 3,4      1.51% 3      1.50% 3        1.82% 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

    21 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.16        $6.95          $8.20        $5.75          $5.76
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.04)         .23            .40          .27            .16
 Net realized and unrealized gain (loss)              1.40         (.70)         (1.22)        2.40            .10
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.36         (.47)          (.82)        2.67            .26
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.01)        (.32)          (.37)        (.22)          (.27)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.01)        (.32)          (.43)        (.22)          (.27)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.51        $6.16          $6.95        $8.20          $5.75
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  22.12%       (6.38)%       (10.49)%      47.44%          5.75%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $37,589      $24,738        $21,321      $27,156        $18,690
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $32,101      $20,032        $26,295      $21,416        $15,454
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (0.41)%       4.10%          4.99%        4.03%          2.95%
 Total expenses                                       2.44%        2.45%          2.27%        2.27%          2.58%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                   2.36%         N/A 3,4        N/A 3        N/A 3          N/A 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

    22 | OPPENHEIMER REAL ASSET FUND

 Class C  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.14        $6.93          $8.17        $5.73          $5.76
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.03)         .23            .41          .27            .15
 Net realized and unrealized gain (loss)              1.38         (.70)         (1.22)        2.39            .11
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.35         (.47)          (.81)        2.66            .26
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.01)        (.32)          (.37)        (.22)          (.29)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.01)        (.32)          (.43)        (.22)          (.29)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.48        $6.14          $6.93        $8.17          $5.73
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  22.04%       (6.39)%       (10.43)%      47.43%          5.68%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $36,531      $18,115        $12,588      $20,256        $15,965
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $25,746      $11,771        $16,165      $16,536        $10,477
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (0.43)%       3.99%          4.95%        4.03%          2.96%
 Total expenses                                       2.40%        2.45%          2.26%        2.27%          2.58%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                   2.36%         N/A 3,4        N/A 3        N/A 3          N/A 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

    23 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued

 Class N  Year Ended August 31,                                    2003           2002         2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                             $6.15          $6.99        $7.67
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .07            .30          .22
 Net realized and unrealized gain (loss)                           1.36           (.78)        (.73)
                                                                  ------------------------------------
 Total from investment operations                                  1.43           (.48)        (.51)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.08)          (.36)        (.17)
 Distributions from net realized gain                                --             --           --
                                                                  ------------------------------------
 Total dividends and/or distributions to shareholders              (.08)          (.36)        (.17)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $7.50          $6.15        $6.99
                                                                  ====================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               23.63%         (6.47)%      (6.75)%

------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $1,578           $314          $61
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $1,001           $146          $14
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                             0.27%          3.57%        5.95%
 Total expenses                                                    1.83%          1.94%        1.88%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                1.63%           N/A 4,5      N/A 4
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             61%            49%         105%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

    24 | OPPENHEIMER REAL ASSET FUND

 Class Y  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.15        $6.94          $8.16        $5.72          $5.81
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .06          .32            .25          .36            .20
 Net realized and unrealized gain (loss)              1.39         (.73)          (.95)        2.38            .10
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.45         (.41)          (.70)        2.74            .30
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.08)        (.38)          (.46)        (.30)          (.39)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.08)        (.38)          (.52)        (.30)          (.39)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.52        $6.15          $6.94        $8.16          $5.72
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  23.69%       (5.36)%        (9.21)%      49.20%          6.77%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $25,724       $6,908         $1,741           $1             $1
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $15,755       $3,420         $  868           $1             $1
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                0.83%        3.95%          6.46%        5.28%          3.88%
 Total expenses                                       1.08%        1.27%          1.38% 3      1.09%          1.68%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                    N/A 4       1.26%          1.17%         N/A 4          N/A 4
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

    25 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund's investment objective is to seek total return. The
 Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The
 Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in commodity-linked structured notes whose market values and redemption prices are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases volatility of each note's market value relative to the change in the underlying commodity prices.
 Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2003, the market value of these

    26 | OPPENHEIMER REAL ASSET FUND

 securities comprised 26.3% of the Fund's net assets, and resulted in unrealized gains of $30,622,002. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
 Securities on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date.
 During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The
 Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2003, the Fund had entered into when-issued purchase commitments of $100,148,330.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund records the incremental difference between the forward purchase and sale of each forward roll as interest income.
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

   27 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.
                                                                  Net Unrealized
                                                                    Appreciation
       Undistributed   Undistributed   Accumulated              Based on Cost of
       Net Investment      Long-Term          Loss        Securities for Federal
       Income                   Gain   Carryforward 1,2      Income Tax Purposes
       -------------------------------------------------------------------------
       $73,634           $12,368,123    $30,622,002                  $28,541,282

 1. During the fiscal year ended August 31, 2003, the Fund utilized $27,556,670 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year ended August 31, 2002, the Fund did not utilize any capital loss carryforwards.
 2. The Fund had $30,622,002 of straddle losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 To                    To                            Net
                 Ordinary         Capital      Tax Return     Investment
                 Income             Loss 3     of Capital           Loss
                 -------------------------------------------------------
                 $65,800      $5,999,155             $--             $--

3. $5,933,355, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

 The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                                           Year Ended        Year Ended
                                      August 31, 2003   August 31, 2002
                 -------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $1,531,466        $8,422,368

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

   28 | OPPENHEIMER REAL ASSET FUND

                 Federal tax cost                $408,361,270
                                                 ============

                 Gross unrealized appreciation   $ 32,761,508
                 Gross unrealized depreciation     (4,220,226)
                                                 ------------
                 Net unrealized appreciation     $ 28,541,282
                                                 ============

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  Year Ended August 31, 2003          Year Ended August 31, 2002
                                  Shares              Amount          Shares              Amount
------------------------------------------------------------------------------------------------
 Class A
 Sold                         34,470,741        $240,879,466      16,431,339         $94,218,844
 Dividends and/or
 distributions reinvested        182,879           1,164,613       1,026,928           5,891,961
 Redeemed                    (26,972,700)       (188,009,026)    (10,253,038)        (58,386,520)
                             -------------------------------------------------------------------
 Net increase                  7,680,920        $ 54,035,053       7,205,229         $41,724,285
                             ===================================================================

   29 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                                  Year Ended August 31, 2003          Year Ended August 31, 2002
                                  Shares              Amount          Shares              Amount
------------------------------------------------------------------------------------------------
 Class B
 Sold                          4,589,002         $32,275,935       1,958,303         $11,475,012
 Dividends and/or
 distributions reinvested          6,070              38,017         156,457             898,572
 Redeemed                     (3,603,595)        (25,026,598)     (1,167,837)         (6,795,374)
                            --------------------------------------------------------------------
 Net increase                    991,477         $ 7,287,354         946,923         $ 5,578,210
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class C
 Sold                          6,300,352         $44,752,722       1,879,522         $11,031,078
 Dividends and/or
 distributions reinvested          3,715              23,258          89,916             516,091
 Redeemed                     (4,370,436)        (29,733,550)       (836,564)         (4,815,958)
                            --------------------------------------------------------------------
 Net increase                  1,933,631         $15,042,430       1,132,874         $ 6,731,211
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class N
 Sold                            310,503          $2,241,096          50,337         $   291,021
 Dividends and/or
 distributions reinvested          1,012               6,180           1,062               6,021
 Redeemed                       (151,980)         (1,113,129)         (9,144)            (53,011)
                            --------------------------------------------------------------------
 Net increase                    159,535          $1,134,147          42,255         $   244,031
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class Y
 Sold                          3,474,505         $22,981,857       1,068,259         $ 6,188,944
 Dividends and/or
 distributions reinvested          8,593              56,004           9,822              55,984
 Redeemed                     (1,184,394)         (8,273,059)       (206,298)         (1,168,052)
                            --------------------------------------------------------------------
 Net increase                  2,298,704         $14,764,802         871,783         $ 5,076,876
                            ====================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were
 $148,709,751 and $104,210,151, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $200 million of average annual net assets,
 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

 30 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended August 31, 2003, the Fund paid $648,379 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate         Class A   Concessions      Concessions     Concessions      Concessions
                     Front-End       Front-End    on Class A       on Class B      on Class C       on Class N
                 Sales Charges   Sales Charges        Shares           Shares          Shares           Shares
                    on Class A     Retained by   Advanced by      Advanced by     Advanced by      Advanced by
 Year Ended             Shares     Distributor   Distributor 1    Distributor 1   Distributor 1    Distributor 1
----------------------------------------------------------------------------------------------------------------
 August 31, 2003    $1,126,335        $247,269       $34,354         $608,727        $263,216          $17,284

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           Class A       Class B        Class C        Class N
                        Contingent    Contingent     Contingent     Contingent
                          Deferred      Deferred       Deferred       Deferred
                     Sales Charges Sales Charges  Sales Charges  Sales Charges
                       Retained by   Retained by    Retained by    Retained by
 Year Ended            Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------
 August 31, 2003            $2,073      $161,081        $56,886        $10,057

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $468,770, all of which were paid by the Distributor to recipients, which included $395 retained by the Distributor and $7,126 which was paid to an affiliate of the Manager. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

   31 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                                   Distributor's
                                                               Distributor's           Aggregate
                                                                   Aggregate        Unreimbursed
                                                                Unreimbursed       Expenses as %
                          Total Payments     Amount Retained        Expenses       of Net Assets
                              Under Plan      by Distributor      Under Plan            of Class
-------------------------------------------------------------------------------------------------
 Class B Plan                   $320,657            $258,672      $2,006,059                5.34%
 Class C Plan                    256,957             125,406         593,017                1.62
 Class N Plan                      4,987               4,099          42,261                2.68

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
 "financial futures", debt securities "interest rate futures" and various commodities "commodity index futures" inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation

   32 | OPPENHEIMER REAL ASSET FUND

 margin. Realized gains and losses are reported on the Statement of
 Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of August 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                     Unrealized
                                    Expiration   Number of     Valuation as of      Appreciation
 Contract Description                    Dates   Contracts     August 31, 2003    (Depreciation)
------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Agriculture
 Corn                                 12/12/03         502       $  6,067,925         $  525,630
 Cotton #2                             12/5/03          44          1,301,960             29,995
 Soybean                               1/14/04         690         20,372,250            431,344
 Wheat                       12/12/03-12/19/03         501          9,511,650            536,596
 Energy
 Brent Crude Oil                      10/16/03         548         16,018,040             58,955
 Crude Oil                             9/22/03         961         30,338,770            272,386
 Gas Oil                              10/10/03         197          5,013,650            112,511
 Heating Oil                           9/30/03         264          9,162,014             16,924
 Natural Gas                           9/26/03         274         12,962,940           (182,358)
 Unleaded Gasoline                     9/30/03         272         10,603,757            346,715
 Livestock
 Feeder Cattle                        10/30/03          25          1,174,063             47,094
 Lean Hogs                            10/15/03         171          3,746,610              9,529
 Live Cattle                          10/31/03          39          1,292,460            128,554
 Industrial Metals
 Copper                               12/29/03         152          3,079,900              2,305
 London Metals Exchange
  Aluminum High Grade                 10/15/03          74          2,649,663            (17,915)
 London Metals Exchange Lead          10/14/03          23            290,663             (6,011)
 London Metals Exchange
  Nickel                     10/15/03-12/17/03          30          1,688,850             30,488
 Precious Metals
 Gold 100 oz.                         12/29/03          26            979,680             40,762
 Platinum                             10/28/03          12            425,160              9,015
 Softs
 Cocoa                                12/12/03          79          1,391,190            240,404
 Sugar #11                             9/30/03         123            866,510            (53,684)
                                                                                      -----------
                                                                                       2,579,239
                                                                                      -----------
 Contracts to Sell
 Agriculture
 Soybean                              11/14/03         562         16,550,900           (345,700)
 Wheat                                 3/12/04          50            970,625            (10,812)
 Livestock
 Feeder Cattle                        12/31/03          15            485,700            (14,550)
 Industrial Metals
 London Metals Exchange Zinc          12/17/03          37            764,050              4,486
 Precious Metals
 Silver                               12/29/03          25            641,500            (16,594)
 Softs
 Coffee, Cl. C                        12/17/03          37            879,675            (13,226)
 Orange Juice                          11/6/03          36            421,200             (3,105)

    33 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. Futures Contracts Continued

                                                                                     Unrealized
                                    Expiration   Number of     Valuation as of      Appreciation
 Contract Description                    Dates   Contracts     August 31, 2003    (Depreciation)
------------------------------------------------------------------------------------------------
 Governments
 U.S. Long Bonds                      12/19/03          32        $ 3,392,000         $  (49,292)
 U.S. Treasury Nts., 2 yr.    9/29/03-12/29/03         265         56,748,234            236,713
 U.S. Treasury Nts., 5 yr.             9/19/03         656         73,133,750          1,045,284
 U.S. Treasury Nts., 10 yr.           12/19/03          55          6,034,531            (28,159)
                                                                                      -----------
                                                                                         805,045
                                                                                      -----------
                                                                                      $3,384,284
                                                                                      ===========

--------------------------------------------------------------------------------
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the
 Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

  34 | OPPENHEIMER REAL ASSET FUND

 Written option activity for the year ended August 31, 2003 was as follows:

                                        Call Options                   Put Options
                             -----------------------      ------------------------
                             Number of     Amount of      Number of      Amount of
                             Contracts      Premiums      Contracts       Premiums
----------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 2002                   120     $  33,527            267    $    34,619
 Options written                 2,594       695,483          4,708      1,146,008
 Options closed or expired      (2,439)     (647,243)        (4,417)    (1,040,788)
 Options exercised                (175)      (63,892)          (386)      (102,169)
                                --------------------------------------------------
 Options outstanding as of
 August 31, 2003                   100     $  17,875            172    $    37,670
                                ==================================================

--------------------------------------------------------------------------------
 7. Illiquid Securities
 As of August 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August
 31, 2003 was $8,166,256, which represents 2.40% of the Fund's net assets.

--------------------------------------------------------------------------------
 8. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.

  35 | OPPENHEIMER REAL ASSET FUND

                       A-1
                    Appendix A

               RATINGS DEFINITIONS
               -------------------

     Below   are   summaries   of   the   rating   definitions   used   by   the
nationally-recognized  rating agencies listed below. Those ratings represent the opinion  of the agency as to the credit  quality of issues  that they rate.  The summaries below are based upon publicly  available  information  provided by the rating organizations.

      --------------------------------------

     Moody's Investors Service, Inc. ("Moody's")

     LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

     Aaa:  Bonds and  preferred  stock  rated  "Aaa"  are  judged to be the best quality.  They carry the smallest degree of investment risk.  Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be  expected  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

     Aa: Bonds and  preferred  stock rated "Aa" are judged to be of high quality by all  standards.  Together  with  the  "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with "Aaa"  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

     A: Bonds and preferred  stock rated "A" possess many  favorable  investment attributes and are to be considered as upper-medium grade  obligations.  Factors giving  security to principal and interest are considered  adequate but elements may be present which  suggest a  susceptibility  to impairment  some time in the future.

     Baa:  Bonds and  preferred  stock rated "Baa" are  considered  medium-grade obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba:  Bonds and  preferred  stock rated "Ba" are judged to have  speculative elements. Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate and thereby not well safeguarded  during  both good and bad times  over the  future.  Uncertainty  of position characterizes bonds in this class.

     B: Bonds and preferred  stock rated "B" generally lack  characteristics  of the desirable  investment.  Assurance of interest and  principal  payments or of maintenance  of other terms of the contract  over any long period of time may be small.

     Caa:  Bonds and  preferred  stock  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca: Bonds and  preferred  stock rated "Ca"  represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

     Moody's  applies  numerical  modifiers 1, 2, and 3 in each  generic  rating classification  from "Aa" through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
"2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

     PRIME RATING SYSTEM  (SHORT-TERM  RATINGS - TAXABLE DEBT) These ratings are opinions of the ability of issuers to honor  senior  financial  obligations  and contracts.  Such obligations  generally have an original  maturity not exceeding one year, unless explicitly noted.

     Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

     Prime-2:  Issuer has a strong  ability for  repayment of senior  short-term debt obligations.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics,  while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3:   Issuer  has  an  acceptable  ability  for  repayment  of  senior short-term  obligations.  The  effect of  industry  characteristics  and  market compositions may be more pronounced.  Variability in earnings and  profitability may  result in  changes  in the level of debt  protection  measurements  and may require  relatively high financial  leverage.  Adequate  alternate  liquidity is maintained.

     Not Prime: Issuer does not fall within any Prime rating category.

     Standard  &  Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
division of The McGraw-Hill Companies, Inc.

     LONG-TERM  ISSUE CREDIT  RATINGS Issue credit  ratings are based in varying degrees, on the following considerations:
     o Likelihood of payment-capacity and willingness of the obligor to meet its financial  commitment  on an  obligation  in  accordance  with the  terms of the obligation;
     o Nature of and provisions of the obligation; and
     o Protection  afforded by, and relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue  ratings  definitions  are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating assigned by Standard
&  Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial  commitment on the obligation is very strong.

     A: An  obligation  rated "A" are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation  rated "BBB"  exhibit  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

     BB, B, CCC, CC, and C An obligation  rated `BB', `B', `CCC',  `CC', and `C'
are regarded as having significant speculative  characteristics.  `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation  rated "BB" are less  vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

     B:  An  obligation  rated  "B"  are  more  vulnerable  to  nonpayment  than obligations  rated "BB", but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" are currently vulnerable to nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" arecurrently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this  obligation  are  being  continued.  A "C" also  will be  assigned  to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard &  Poor's believes that such payments  will be made during such grace  period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
(+) or  minus  (-)  sign to show  relative  standing  within  the  major  rating categories.

     c: The `c' subscript is used to provide additional information to investors that the bank may terminate its  obligation  to purchase  tendered  bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

     p: The letter `p' indicates that the rating is  provisional.  A provisional rating  assumes the  successful  completion of the project  financed by the debt being rated and indicates that payment of debt service  requirements  is largely or entirely  dependent upon the  successful,  timely  completion of the project.
This rating,  however,  while addressing credit quality subsequent to completion of the  project,  makes no comment on the  likelihood  of or the risk of default upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation  confirming investments and cash flows.

     r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that Standard  &  Poor's  believes may  experience  high  volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

      N.R. Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      --------------------------------------
      Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general

     SHORT-TERM ISSUE CREDIT RATINGS  Short-term  ratings are generally assigned to those obligations  considered short-term in the relevant market. In the U.S., for example,  that means  obligations with an original  maturity of no more than
365 days-including commercial paper.

     A-1: A short-term  obligation  rated "A-1" is rated in the highest category by  Standard  &  Poor's.  The  obligor's  capacity  to  meet  its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     A-2: A short-term  obligation  rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A  short-term  obligation  rated "A-3"  exhibits  adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     B: A  short-term  obligation  rated "B" is regarded  as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term  obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term  obligation rated "D" is in payment default. The "D" rating category  is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace period has not  expired,  unless  Standard  &
Poor's  believes that such  payments will be made during such grace period.  The
"D" rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

     NOTES: A Standard &  Poor's note rating reflects the liquidity  factors and market  access risks unique to notes.  Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:
     o Amortization  schedule-the  larger the final  maturity  relative to other maturities, the more likely it will be treated as a note; and
     o Source of  payment-the  more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     SP-1:  Strong capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2:  Satisfactory  capacity  to pay  principal  and  interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

     Fitch,  Inc.  International  credit  ratings  assess the  capacity  to meet foreign  currency or local  currency  commitments.  Both "foreign  currency" and
"local currency" ratings are internationally  comparable assessments.  The local currency  rating  measures  the  probability  of  payment  within  the  relevant sovereign  state's currency and  jurisdiction and therefore,  unlike the foreign currency  rating,  does not take account of the possibility of foreign  exchange controls limiting transfer into foreign currency.

     INTERNATIONAL  LONG-TERM CREDIT RATINGS The following ratings scale applies to foreign currency and local currency ratings.

      Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality.  "AA"
ratings  denote a very low  expectation  of credit  risk.  They  indicate a very strong  capacity for timely payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

      Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

     Entities  rated in this  category  have  defaulted  on some or all of their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Plus (+) and minus (-) signs may be appended  to a rating  symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

     INTERNATIONAL SHORT-TERM CREDIT RATINGS

     The following  ratings scale applies to foreign currency and local currency ratings.  A short-term rating has a time horizon of less than 12 months for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1:  Highest  credit  quality.  Strongest  capacity  for timely  payment of financial commitments.  May have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

     F3:  Fair  credit  quality.   Capacity  for  timely  payment  of  financial
commitments is adequate.  However,  near-term  adverse changes could result in a reduction to non-investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

                       A-1

      (i)

                       B-1
                    Appendix B
             Industry Classification         Food & Drug Retailing
             -----------------------

      Aerospace & Defense
      Agribusiness                           Food Products
Air Freight & Couriers                        Gas Utilities
Airlines                                      Health Care Equipment & Supplies
Auto Components                               Health Care Providers & Services
Automobiles                                   Hotels Restaurants & Leisure
Banks                                         Household Durables
  National Commercial Banks;  Federal Reserve Household Products
  Charter
  State Commercial Banks, OCC Charter         Industrial Conglomerates
  State Commercial Banks                      Insurance
  Commercial Banks, NEC                         Life Insurance
  Functions Related to Depository Banking,      Accident & Health Insurance
  NEC
  Foreign Commercial Banks                      Fire, Marine & Casualty Insurance
  Foreign National Banks                        Insurance Agents, Brokers &
                                                Services
  Savings Institution, Federally Chartered      Insurance Carriers, NEC
  Savings Institutions, Not Federally         Internet & Catalog Retail
  Chartered
Beverages                                     Internet Software & Services
Biotechnology                                 Information Technology Consulting
                                              & Services
Broker-Dealers                                Leisure Equipment & Products
  Investment Advice                           Machinery
  Security & Commodity Brokers, Dealers,      Marine
  Exchanges
    & Services                                Media
  Security Brokers, Dealers & Flotation Cos   Metals & Mining
  Commodity Brokers, Dealers, Exchange          Gold & Silver Ores
  Services
Building Products                               Gold
Chemicals                                       Silver
Commercial Finance                              Miscellaneous Metal Ores
  Short-Term Business Credit Institutions       Crude Petroleum Natural Gas
  Miscellaneous Business Credit Institutions    Drilling Oil and Gas Wells
  Foreign-Sponsored Credit Institutions       Multiline Retail
  Finance Services                            Multi-Utilities
Commercial Services & Supplies                Office Electronics
Communications Equipment                      Oil & Gas
Computers & Peripherals                       Paper & Forest Products
Consumer Finance                              Personal Products
  Federal & Federally-Sponsored Credit        Pharmaceuticals
  Agencies
  Personal Credit Institutions                Real Estate
Construction & Engineering                      Mortgage Bankers & Correspondence
Construction Materials                        Road & Rail
Containers & Packaging                        Semiconductor Equipment & Products
Distributors                                  Software
Diversified Financials                        Specialty Retail
Diversified Telecommunication Services        Textiles & Apparel
Education                                     Tobacco
Electric Utilities                            Trading Companies & Distributors
Electrical Equipment                          Transportation Infrastructure
Electronic Equipment & Instruments            Water Utilities
Energy Equipment & Services                   Wireless Telecommunication Services

                                     C-1
                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares4 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.5  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans6
         4) Group Retirement Plans7
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."8 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
      (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
      certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
      Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
      in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
      Advisors) whose Class B or Class C shares of a Former Quest for Value
      Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
      24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
      Value Advisors to purchase shares of any of the Former Quest for Value
      Funds at net asset value, with such shares to be held through
      DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
      31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
      (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
      Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
      Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
      Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.9
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.10
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
      Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
      Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
      C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the
      Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions11 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.12
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.13
         9) On account of the participant's separation from service.14
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
      I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value
Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
      Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
      (and whose identity is made known to the Distributor) or with the
      Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
      Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
      Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.
|X|

                                     D-1
                                  Appendix D

                        QUALIFYING HYBRID INSTRUMENTS
                        -----------------------------

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for
qualifying hybrid instruments")

   (1)   In general

      Nothing in this chapter (other than section 16(e)(2)(B) of this title)
                                                  --
      governs or is applicable to a hybrid instrument that is predominantly a security.

   (2)      Predominance.

      A hybrid instrument shall be considered to be predominantly a security if -

         (A)
               the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

         (B)
               the purchaser or holder of the hybrid instrument is not
         required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

         (C)
               the issuer of the hybrid instrument is not subject by the
         terms of the instrument to mark-to-market margining requirements;
         and

         (D)
               the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract)
         subject to this chapter.

   (3)      Mark-to-market margining requirements.

         For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

Section 34.3 Hybrid Instrument Exemption

(a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case
Section 2(a)(1)(B)), provided the following terms and conditions are met:

   (1)  The instrument is:

        (i)  An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

        (ii)  A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal
        or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

   (2)  The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

   (3)  Provided that:

        (i)  An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

        (ii)  The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

        (iii)  The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

   (4)  The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

                                     E-1
                                  Appendix E

                         QUALIFYING SWAP TRANSACTIONS
                         ----------------------------

Section 2(g) of the Act ("Excluded swap transactions")

      No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this
                    --
title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

      (1)
         entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

      (2)
         subject to individual negotiation by the parties; and

      (3)
         not executed or traded on a trading facility.

Section 35.2 Exemption

      A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of
Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

      (a)   the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

      (b)   the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

      (c)   the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

      (d)   the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

      Provided, however, That paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; Provided further,
That any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Oppenheimer Real Asset Fund(R)

Internet Website:
   www.oppenheimerfunds.com
   ------------------------

Investment Advisor

   OppenheimerFunds, Inc.
   Two World Financial Center,
   225 Liberty Street, 11th Floor
   New York, New York 10281-1008

Distributor

   OppenheimerFunds Distributor, Inc.
   Two World Financial Center,
   225 Liberty Street, 11th Floor
   New York, New York 10281-1008

Transfer Agent
   OppenheimerFunds Services
   P.O. Box 5270
   Denver, Colorado 80217
   1.800.CALL OPP(225.5677)

Custodian Bank
   JPMorgan Chase Bank
   4 Chase Metro Tech Center
   Brooklyn, New York, 11245

Independent Auditors
   Deloitte & Touche LLP
   555 Seventeenth Street
   Denver, Colorado 80202

Counsel to the Funds
   Myer, Swanson, Adams & Wolf, P.C.
   1600 Broadway
   Denver, Colorado 80202

Counsel to the Independent Trustees
   Mayer, Brown, Rowe & Maw LLP
   1675 Broadway
   New York, New York 10019

Special Counsel
   Kramer Levin Naftalis & Frankel LLP
   919 Third Avenue
   New York, New York 10022
1234

PX735.002.1003 (Rev. 120103)

--------
1 Currently, the Investment Company Act  permits (a) lending of securities,
(b) purchasing debt securities or similar evidences of indebtedness, (c)
repurchase agreements and (d) interfund lending consistent with the Fund's exemptive order.
2 Currently, the Investment Company Act  permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Interfund borrowing must be consistent with the Fund's exemptive order.

3 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
4 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
5 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
6 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
7 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
8 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
9 This provision does not apply to IRAs.
10 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
11 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
12 This provision does not apply to IRAs.
13 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
14 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.